                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                               [X]
Filed by a party other than the registrant            [ ]

Check the appropriate box:


[ ]   Preliminary proxy statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material under Rule 14a-12


                           PROVINCE HEALTHCARE COMPANY
                (Name of Registrant as Specified in Its Charter)
                  ___________________________________________

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            ____________________________________________________________________

      (2)   Aggregate number of securities to which transaction applies:
            ____________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ____________________________________________________________________

      (4)   Proposed maximum aggregate value of transaction:____________________

      (5)   Total fee paid:_____________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:_____________________________________________

      (2)   Form, Schedule or Registration Statement No.:_______________________

      (3)   Filing Party:_______________________________________________________

      (4)   Date Filed:_________________________________________________________

                                 [Province Logo]

                          105 WESTWOOD PLACE, SUITE 400
                               BRENTWOOD, TN 37027


                                                                 April 26, 2002

TO OUR SHAREHOLDERS:

      You are cordially invited to attend our 2002 annual meeting of shareholders, to be held on Wednesday, May 22, 2002, at 9:00 a.m. (Central Daylight Time) at The Marriott Cool Springs, 700 Cool Springs Boulevard, Franklin, Tennessee 37067. The following pages contain the formal notice of our annual meeting and proxy statement, which describe the specific business that you will consider and vote upon at the annual meeting.

      Please read the enclosed annual report to shareholders and proxy statement for our 2002 annual meeting. It is important that your shares be represented at the annual meeting. Regardless of whether you intend to attend the annual meeting, please sign, date and return the enclosed proxy card, which our board of directors is soliciting, as soon as possible in order that we may record your vote. If you attend the meeting, you may withdraw your proxy should you wish to vote in person.

                                             Sincerely,
                                             Martin S. Rash
                                             Chief Executive Officer and
                                             Chairman of the Board


Enclosures:
1. Proxy Card and Business Reply Envelope
2. 2001 Annual Report



                                    IMPORTANT

             PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
                             AND RETURN IT PROMPTLY.

                                 [Province Logo]

                          105 WESTWOOD PLACE, SUITE 400
                               BRENTWOOD, TN 37027
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 22, 2002
                                 ---------------

TO OUR SHAREHOLDERS:

      Our 2002 annual meeting of shareholders will be held on May 22, 2002, at 9:00 a.m. (Central Daylight Time) at The Marriott Cool Springs, 700 Cool Springs Boulevard, Franklin, Tennessee 37067, for the following purposes:

            (1)   To elect eight nominees as directors;

            (2) To ratify the appointment of Ernst & Young LLP as independent auditors of our company and its subsidiaries for the 2002 fiscal year;

            (3) To ratify amendments to our company's 1997 Long-Term Equity Incentive Plan;

            (4) To ratify amendments to our company's Employee Stock Purchase Plan;

            (5) To consider and approve an amendment to our company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock; and

            (6) To transact such other business as may come before the annual meeting and any adjournment thereof.

      Our board of directors has fixed the close of business on April 1, 2002 as the record date for determining shareholders entitled to notice of and to vote at our annual meeting and any adjournment thereof.

                                          By order of the board of directors,
                                          Howard T. Wall, III, Esq.
                                          Senior Vice President, General Counsel
                                          and Secretary

Nashville, Tennessee
April 26, 2002

                                    IMPORTANT

      REGARDLESS OF WHETHER YOU INTEND TO ATTEND THE MEETING IN PERSON, TO ASSURE THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. IF YOU ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                                 [Province Logo]

                          105 WESTWOOD PLACE, SUITE 400
                               BRENTWOOD, TN 37027
                                 --------------

                                 PROXY STATEMENT
                                 --------------

                                  INTRODUCTION

      We are furnishing proxy materials to you in connection with the solicitation of proxies by our board of directors, to be voted at the 2002 annual meeting of shareholders for the purposes set forth in the accompanying notice, and at any meeting following an adjournment thereof. The annual meeting will be held at The Marriott Cool Springs, 700 Cool Springs Boulevard, Franklin, Tennessee 37067, on Wednesday, May 22, 2002, at 9:00 a.m. (Central Daylight
Time). We are mailing this proxy statement and the accompanying form of proxy to our shareholders on or about April 26, 2002.

      If you properly execute, return and do not revoke the enclosed proxy, the proxy will be voted in accordance with your instructions, if any. If you do not provide instructions, your proxy will be voted (a) FOR the election as directors of the nominees listed thereon and described in this proxy statement, (b) FOR ratification of the appointment of the firm of Ernst & Young LLP as independent auditors of our company and its subsidiaries for our company's 2002 fiscal year,
(c) FOR ratification of the proposed amendments to our company's 1997 Long-Term Equity Incentive Plan, (d) FOR ratification of amendments to our company's Employee Stock Purchase Plan, (e) FOR approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock, and (f) in accordance with the recommendation of the board of directors on any other proposal that may come before our annual meeting.

      If anyone properly presents matters at the annual meeting for consideration, including, among other things, consideration of a motion to adjourn the annual meeting to another time or place, the persons named as proxies and acting thereunder will have discretion to vote on those matters according to their judgment to the same extent as the person delivering the proxy would be entitled to vote. At the date that this proxy statement was printed, we did not anticipate that any other matters would be raised at the annual meeting.

      Those of you who sign proxies have the right to revoke them by written request to us at any time before they are voted. The giving of the proxy will not affect your right to attend our annual meeting and vote in person.

      Our board of directors has fixed the close of business on April 1, 2002, as the record date for determining shareholders entitled to notice of and to vote at the annual meeting and any adjournment thereof. As of the close of business on April 1, 2002, there were 50,000,000 shares of our common stock authorized for issuance, of which 31,728,563 shares were outstanding and entitled to vote at the annual meeting. Our common stock is our only outstanding voting stock.

                        PROPOSAL 1: ELECTION OF DIRECTORS

INTRODUCTION

      The terms of our current directors, Martin S. Rash, John M. Rutledge, Stephen M. Ray, Joseph P. Nolan, David L. Steffy, Winfield C. Dunn, Paul J. Feldstein, and David R. Klock, expire at the 2002 annual meeting.

      Our by-laws provide that the number of directors on our board of directors shall be established from time to time by resolution of the board of directors. Our board of directors has determined that the size of the board of directors shall be set at eight directors and, upon recommendation of the independent nominating committee, has nominated the persons listed below for election at the 2002 annual meeting as directors to serve until our annual meeting of shareholders in 2003 or until their successors have been elected and qualified. Each of the nominees has consented to be a candidate and to serve as a director, if elected.

      In accordance with our bylaws, we elect directors by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at the annual meeting of shareholders, provided a quorum is present. Our certificate of incorporation does not provide for cumulative voting and, accordingly, the holders of our common stock do not have cumulative voting rights with respect to the election of directors. Consequently, you may cast only one vote per share of common stock you hold for each of the nominees.

      Unless your proxy specifies otherwise, the persons named in your proxy shall vote your shares for the individuals nominated by our board of directors. Should any nominee become unavailable for election, your shares will be voted for a substitute nominee selected by our current board of directors.

      OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES:

NAME                                  AGE     POSITION WITH COMPANY           DIRECTOR SINCE
----                                  ---     ---------------------           --------------
Martin S. Rash                        47      Chief Executive Officer and     February 1996
                                              Chairman of the Board
John M. Rutledge                      44      President and                   February 2002
                                              Chief Operating Officer
Stephen M. Ray                        53      Chief Financial Officer and     February 2002
                                              Sr. Executive Vice President
Joseph P. Nolan (1)(4)                37      Director                        February 1996
David L. Steffy (1)(2)(4)             58      Director                        August 1997
Winfield C. Dunn (2)(3)(4)            74      Director                        February 2000
Paul J. Feldstein Ph.D. (1)(3)(4)     68      Director                        May 2001
David R. Klock Ph.D. (4)              57      Director                        February 2002

----------
(1)   Member of the Audit Committee
(2)   Member of the Compensation Committee
(3)   Member of the Compliance Committee
(4)   Member of the Nominating Committee

      Mr. Rash has been a director of our company since February 1996. He has served as Chief Executive Officer of our company since December 1996 and Chairman of the Board since May 1998. He served as President of our Company from December 1996 until May 2001. He was Chief Executive Officer and director of our predecessor, Principal Hospital Company, from February 1996 to December 1996. From February 1994 to February 1996, he was the Chief Operating Officer of Community Health Systems, Inc., a provider of general hospital care services in non-urban areas. Mr. Rash has served as a director of Odyssey Healthcare, Inc., a provider of hospice care, since July 2000.

      Mr. Rutledge was appointed to the board of directors in February 2002. He has served as President of our company since May 2001 and as Chief Operating Officer since December 1996. Mr. Rutledge served as Executive Vice President from December 1999 to May 2001 and as Senior Vice President of our company from December 1996 to December 1999. From 1986 to October 1996, Mr. Rutledge served in several senior management positions with Community Health Systems, Inc., a provider of general hospital care services in non-urban areas, where he served as a Vice President and Regional Director from 1992 to 1996.

      Mr. Ray was appointed to the board of directors in February 2002. He joined our company as Chief Financial Officer and Senior Executive Vice President, Finance, in January 2002. Mr. Ray, a certified public accountant, has more than twenty years' healthcare experience. Mr. Ray served as an executive officer of Health Management Associates, Inc. from 1981 to 2001, most recently serving as Executive Vice President, Finance and Chief Financial Officer. From 1979 to 1981, Mr. Ray was employed by Hospital Affiliates International, Inc., a hospital management company, where he was responsible for reporting compliance and corporate technical accounting.

      Mr. Nolan has been a director of our company since February 1996. He has been a Principal of GTCR Golder Rauner, LLC and has been a Principal of Golder, Thoma, Cressey, Rauner, Inc. ("GTCR, Inc."), which is a general partner of Golder, Thoma, Cressey, Rauner Fund IV, L.P. ("GTCR"), since July 1996. Mr. Nolan joined GTCR, Inc. in February 1994.

      Mr. Steffy has been a director of our company since August 1997. Mr. Steffy co-founded Odyssey Healthcare, Inc., a company providing hospice care, in 1995 and has served as a director of Odyssey since February 1996. He co-founded Intensiva Health Care Corporation, a provider of highly specialized, acute long-term care, and served as a director for Intensiva from May 1994 to December 1998. He also co-founded Community Health Systems, Inc., a provider of general hospital care services in non-urban areas, in May 1985 and served as Vice Chairman of the Board until May 1996.

      Dr. Dunn has been a director of our company since February 2000. Dr. Dunn is a former governor of the State of Tennessee. Dr. Dunn served as Vice Chairman of the board of directors of Total eMed, Inc., a provider of web-based electronic medical transcription services, from June 1998 through September 2000. From 1993 to 1998, he served as Chairman of the Board of MedShares Management Group, Incorporated, an owner and manager of home health care agencies. Dr. Dunn has been a director of PhyCor, Inc., a physician practice management company that acquires and operates multi-specialty medical clinics and develops and manages independent practice associations, since 1988. He earned his D.D.S. from the University of Tennessee Dental School.

      Professor Feldstein has been a director of our company since May 2001. Professor Feldstein has held the Robert Gumbiner Chair at the Graduate School of Management, University of California, Irvine, since 1987. He has written six books and over 60 articles on healthcare. His book Health Care Economics, 5th edition, 1998, is one of the most widely used texts on health economics. During several leaves from the University, Professor Feldstein has worked at the U.S. Office of Management and Budget, Social Security Administration and the World Health Organization. Prior to joining the

University of California, he was professor in both the Department of Economics and the School of Public Health at the University of Michigan. Professor Feldstein earned his Ph.D. in Economics from the University of Chicago.

      Dr. Klock was appointed to the board of directors in February 2002. He currently is Chairman of the Board and Chief Executive Officer of CompBenefits Corporation, a prepaid dental and vision plan service. Dr. Klock has served on the board of directors of CompBenefits since 1984 and was President of that company from 1991 to 1993. He also serves as a board member of the National Association of Dental Plans Foundation. Dr. Klock is co-author of four books on finance and insurance. He also has held several academic appointments, including Chairman of the Finance Department at the University of Central Florida. He earned his Ph.D. in Finance from the University of Illinois.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

      During the year ended December 31, 2001, our board of directors held four meetings and took two actions by unanimous written consent. Each incumbent director of our company who served on the board of directors during the year ended December 31, 2001 participated in excess of 75% of the aggregate of the total number of meetings of the board of directors and all meetings of the committees of which the director was a member. Our board of directors has established the four standing committees described below.

      COMPENSATION COMMITTEE

      The board of directors has appointed a compensation committee to evaluate the performance of our company's officers, review and approve officers' compensation, formulate bonuses for our company's management and administer our company's stock plans. The compensation committee is comprised of Messrs. Steffy and Dunn. During the year ended December 31, 2001, the compensation committee held five meetings and took five actions by unanimous written consent.

      COMPLIANCE COMMITTEE

      Our board of directors has appointed a compliance committee to oversee our corporate compliance program, which focuses on all areas of regulatory compliance, including physician recruitment, reimbursement, cost reporting practices and laboratory and home health care operations. In 2001, the compliance committee was comprised of Messrs. Brim, Nolan, Dunn and Feldstein. The compliance committee held four meetings during the fiscal year ended December 31, 2001. For 2002, the compliance committee is comprised of Messrs. Dunn and Feldstein.

      NOMINATING COMMITTEE

      The board of directors has appointed a nominating committee to recommend persons to act as directors, prepare for and recommend replacements for any vacancies in director positions during the year, and to review policy issues regarding the size and composition of the board of directors. The nominating committee also will review and make recommendations to the board of directors with respect to candidates for directors proposed by shareholders. Any shareholder wishing to propose a nominee should submit a recommendation in writing to our Secretary, indicating the nominee's qualifications and other relevant biographical information and providing confirmation of the nominee's consent to serve as a director. In 2001, the nominating committee was comprised of Messrs. Nolan, Steffy, Dunn and Feldstein. For 2002, the nominating committee is comprised of Messrs. Nolan, Steffy, Dunn, Feldstein and Klock.

      AUDIT COMMITTEE

      Our board of directors has appointed an audit committee to assist it in fulfilling its oversight responsibilities of financial reports of our company, our company's systems of internal controls regarding finance, accounting and legal compliance and the company's finance, accounting and legal policies, procedures and practices. The primary responsibilities and duties of the audit committee are as follows:

      - Serve as an independent and objective party to monitor the financial reporting process and internal control system regarding finance, accounting and legal compliance;

      - Select and engage on behalf of the company a firm of independent auditors;

      - Review and consider the independence and performance of, and the services provided and fees charged by, the company's independent auditors;

      -     Act as a liaison between the board of directors and the auditors;
            and

      - Perform such other duties and responsibilities as may be delegated by the board of directors from time to time.


      The audit committee operates under a written charter adopted by the board of directors of our company. We filed a copy of the original audit committee charter with the Securities and Exchange Commission as an exhibit to our definitive proxy statement on Schedule 14A filed April 23, 2001. The board of directors adopted a revised audit committee charter in April, 2002, a copy of which is attached as Appendix A to this proxy statement.


      The audit committee is currently comprised of Messrs. Steffy, Nolan and Feldstein, each of whom is an independent director as defined by the listing standards of the Nasdaq National Market. The audit committee held four meetings during the fiscal year ended December 31, 2001.

                             AUDIT COMMITTEE REPORT

      The Audit Committee oversees the Company's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the Company's accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under auditing standards generally accepted in the United States. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

      The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

      The Committee and the board have also recommended, subject to shareholder ratification, the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended December 31, 2002.

                                                  Audit Committee

                                                  Joseph P. Nolan, Chairman
                                                  David L. Steffy
                                                  Paul J. Feldstein


      The foregoing report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

DIRECTOR COMPENSATION

      Directors who are also employees of our company or its subsidiaries are not entitled to receive any fees for serving on our board of directors. Non-employee directors of our company receive an annual retainer of $25,000 and a fee of $2,500 for each committee on which such board member sits, and we reimburse them for their out-of-pocket expenses incurred in their performance of services as directors. In addition, non-employee directors of our company are eligible to participate in our 1997 Long-Term Equity Incentive Plan. Non-employee directors, however, are not eligible to participate in our employee stock purchase plan.

               PROPOSAL 2: RATIFICATION OF APPOINTMENT OF AUDITORS

      The audit committee of our board of directors has selected the firm of Ernst & Young LLP as our independent auditors for the fiscal year ended December 31, 2002, subject to ratification by our shareholders. We anticipate that one or more representatives of Ernst & Young LLP will be present at this year's annual meeting of shareholders, and that they will have an opportunity to make a statement if they desire, and will be available to respond to your questions.

AUDIT AND NON-AUDIT FEES

      For the fiscal year ended December 31, 2001, fees for services provided by Ernst & Young LLP were as follows (dollars in thousands):

A.    Audit                                                                                 $412
                                                                                            ----

B.    Financial Information Systems Design and Implementation                               $  0
                                                                                            ----

C.    All Other (including $369 for audit-related services and $282 for non-audit services.  Audit-related services include fees for employee benefit plan and statutory audits, business acquisitions, accounting consultations and SEC
      registration statements.)                                                             $651
                                                                                            ----

      The audit committee, after review and consultation with management, determined that Ernst & Young LLP's provision of non-audit services is compatible with maintaining Ernst & Young LLP's independence.

REQUIRED VOTE AND RECOMMENDATION

      In order to ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ended December 31, 2002, we need the affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote at our annual meeting of shareholders. If the appointment is not ratified, we will refer the matter to the audit committee for further review.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION
                    OF THE APPOINTMENT OF ERNST & YOUNG LLP.

  PROPOSAL 3: RATIFICATION OF AMENDMENT TO 1997 LONG-TERM EQUITY INCENTIVE PLAN


      Our board of directors has amended and restated our company's 1997 Long-Term Equity Incentive Plan (the "1997 Plan"), subject to shareholder ratification, to (i) increase the number of authorized shares of common stock that are available for incentive awards by 3,000,000 shares, (ii) increase the number of shares that can be available under awards to an individual in a year to 841,352, (iii) limit the methods of payment that our company may accept on exercise of an option, (iv) eliminate the automatic termination of the 1997 Plan, and (v) limit awards to incentive stock options, nonqualified stock options and restricted stock. The following brief description and explanation is qualified in its entirety by reference to the full text of the amended and restated 1997 Plan, which is attached as Appendix B.


REASON FOR AMENDMENTS


      Increase in Shares. Of the 5,413,524 shares currently authorized for issuance under the 1997 Plan, options to purchase 5,388,550 shares have been awarded and are either outstanding or have been exercised as of April 11, 2002. The amendment increases the number of shares of our common stock that are available for issuance under the 1997 Plan from 5,413,524 to 8,413,524(1). Our board of directors believes that this increase in shares under the 1997 Plan is necessary to enable our company to operate a meaningful stock incentive program which constitutes a necessary component of our company's corporate expansion program. Without this change, the shares available under the 1997 Plan will be depleted. Of the 3,000,000 new shares authorized, only 600,000 may be used for restricted stock awards or for options with an exercise price that is less than fair market value.


      Increase in Individual Annual Awards. The amendment increases the number of shares of common stock that can be subject to awards to an individual from 172,131 to 841,352 shares per year or ten percent of the new plan total. The prior limit was established in consultation with our largest shareholder at the time the 1997 Plan was adopted prior to our initial public offering. Historically, most individual awards under the 1997 Plan have been well below the individual limit. However, our board of directors recognizes that our company's growth and success since its founding and its anticipated future growth necessitate a significant increase in the individual award limits to enable us to attract and retain qualified and experienced individuals to key positions in our company. Without this amendment, we will be restricted by the number of awards that we may grant, which may in turn require us to provide alternative incentives, such as cash and other forms of compensation to recruit and retain key individuals. Our company prefers to attract current and prospective key individuals by awarding equity incentives. The increase will provide the board with the flexibility to make meaningful awards in the future. There are currently no plans to make any award in excess of the existing plan limit to any individual.

      Limitations on Payment Methods for Exercising Options. Prior to the amendment, the 1997 Plan permitted option holders to purchase common stock under an option (i) with cash, (ii) by delivery of common stock, (iii) through a broker-assisted cash transaction, (iv) by tendering options, or "option netting," (v) by any combination of the foregoing, or (vi) with the consent of our compensation committee, by delivery of a promissory note. Our compensation committee can limit methods of payment in its discretion. As amended, the 1997 Plan will only permit the purchase price to be paid (i) with cash,

----------
(1) On April 9, 2002, we announced a proposed 3-for-2 stock split to be distributed as a 50% stock dividend on April 30, 2002. All share numbers in this discussion are unadjusted for the proposed stock split. Upon completion of the stock split, the compensation committee has the authority to adjust the number of shares authorized for issuance under the 1997 Plan to reflect the split. As adjusted, and assuming ratification of the amendment to the 1997 Plan at the annual meeting, the total number of shares authorized for issuance under the 1997 Plan would be 12,620,286 shares.

(ii) by delivery of common stock, or (iii) through a broker-assisted cash transaction. The amendment also clarifies that payment in the form of our common stock may be made either through actual physical delivery of the shares or by constructive delivery through written attestation of ownership. These changes conform the 1997 Plan to the methods of payment that our compensation committee has permitted, and ensure that the operation of the 1997 Plan will comply with tax and accounting guidelines.

      Eliminate Automatic Termination of the Plan. Prior to the amendment, the 1997 Plan provided that it shall terminate on March 3, 2007. As amended, the 1997 Plan will continue indefinitely until terminated by our board of directors. The reason for this change is to ensure that the operational provisions of the 1997 Plan continue during the period that options are outstanding, and federal tax laws now permit this modification.

      Limit Types of Awards Available Under the Plan. Prior to the amendment, the 1997 Plan permitted awards of stock appreciation rights, performance awards, and reload options. As amended, these types of awards are eliminated so that only incentive stock options, nonqualified stock options and restricted stock can be awarded under the 1997 Plan, as described below. The reason for this change is that our Compensation Committee and board of directors believe that awards under the 1997 Plan should be limited to equity incentives. To date, the board has never issued, and does not currently contemplate issuing, the types of awards being eliminated.

GENERAL DESCRIPTION OF 1997 LONG TERM EQUITY INCENTIVE PLAN

      The following summary of the material provisions of the 1997 Plan is qualified in its entirety by reference to the text of the plan, as amended and restated to reflect the amendments being voted on at the annual meeting.

      The 1997 Plan is administered by our compensation committee. Our compensation committee may award grants of "incentive stock options," as defined in section 422 of the Code ("incentive options"), stock options that do not qualify as incentive options ("nonqualified options"), restricted stock, or any combination thereof. Awards to any person under the 1997 Plan cannot exceed 841,352 shares of common stock in any calendar year. The number of shares of common stock that are subject to an award, the vesting schedule and the exercise price of any option will be determined by the compensation committee in its discretion, provided that the exercise price of an incentive option may not be less than the fair market value of our common stock on the date of grant. The term of each award is established by the compensation committee. Incentive options are subject to a maximum term of ten years from the date of grant. Incentive options must terminate three months after the date on which a grantee ceases to be an employee of our company or its subsidiaries (one year after death or disability). Options become fully vested upon death or disability of the grantee.

      Our compensation committee may also award restricted stock under the 1997 Plan subject to such conditions and restrictions, and for such duration (which shall be at least six months except as otherwise described below) as it determines in its discretion. A grantee will be required to pay our company at least the aggregate par value of any shares of restricted stock within ten days of the date of grant, unless such shares are treasury shares. Except as otherwise provided by the compensation committee, all restrictions on a grantee's restricted stock will lapse upon a change in control of our company or at such time as the grantee ceases to be a director, officer or employee of our company and its subsidiaries due to death, disability or retirement. If a grantee ceases to serve as such a director, officer or employee for any other reason, all his or her restricted stock as to which the applicable restrictions have not lapsed will be forfeited immediately.

      Unless our compensation committee determines otherwise, no award under the 1997 Plan may vest or become exercisable within six months of the date of grant; provided that all awards vest immediately prior to a change in control of our company. Unless the compensation committee determines otherwise, no award made pursuant to the 1997 Plan will be transferable otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and each award may be exercised only by the grantee or his or her guardian or legal representative.

      Our board of directors may amend or terminate the 1997 Plan in its discretion, except that no amendment will become effective without approval of our company's shareholders if such approval is necessary for continued compliance: (i) with the incentive option requirements of section 422 of the Code, (ii) with the performance-based compensation exception of Section 162(m) of the Code, or (iii) with any stock exchange listing requirements. The 1997 Plan may be terminated by our board of directors.

      Inasmuch as grants to be awarded under the 1997 Plan are made entirely in the discretion of the compensation committee, the recipients, amounts and values of future benefits to be received pursuant to the 1997 Plan are not determinable.

FEDERAL INCOME TAX CONSEQUENCES

      Tax consequences to our company and to individuals receiving awards will vary with the type of award. Generally, a participant will not recognize income upon the grant of an incentive option, a nonqualified option, or restricted stock under the 1997 Plan. An individual who exercises an incentive option will not recognize income on its exercise if he or she does not sell the shares of common stock acquired thereby for at least two years after the date of grant and one year after exercising the incentive option. The exercise of an incentive option does, however, give rise to an adjustment under the alternative minimum tax rules. Any gain or loss on the sale of the common stock after these statutory holding periods is subject to capital gains treatment. The exercise price of the incentive option is the basis for purposes of determining capital gains. Reduced capital gains rates apply if the common stock is held for at least 5 years after the date of exercise of the incentive option.

      An individual who disposes of the common stock before the statutory holding periods are satisfied will have engaged in a "disqualifying disposition" and will recognize ordinary compensation income on the difference between the exercise price of the incentive option and the fair market value of the common stock at the time the incentive option was exercised. The individual's basis in the common stock after a disqualifying disposition is its fair market value at the time of exercise. The individual will also be subject to tax on capital gain, if any, upon the sale of the common stock on the amount realized in excess of the basis.

      Upon exercise of a nonqualified option, the individual recognizes ordinary income on the difference between the fair market value of the common stock and the exercise price paid under the nonqualified option. Unless an individual makes an election under Section 83(b) of the Code to be taxed at the time of grant, he or she will recognize ordinary income on the fair market value of the common stock at the time shares of restricted stock become vested. The individual is also subject to capital gains treatment on the subsequent sale of the common stock acquired through a nonqualified option or restricted stock. For this purpose, the individual's basis in the common stock is its fair market value at the time the nonqualified option is exercised or the restricted stock becomes vested (or transferred, if an election under Section 83(b) is made).

      Generally, our company is not entitled to a tax deduction upon the grant of an option, the exercise of an incentive option, or the granting of restricted stock under the 1997 Plan. Our company is entitled to take a tax deduction upon the exercise of a nonqualified option, the disqualifying disposition of an incentive option, the vesting of restricted stock, or upon the transfer of restricted stock if the individual makes an election under Section 83(b). The deduction is generally for the amount of ordinary income recognized by the individual.

REGISTRATION UNDER THE SECURITIES ACT OF 1933

      We have filed a registration statement on Form S-8 to register shares of common stock issued pursuant to awards granted under the 1997 Plan. We intend to amend the registration statement to register the additional shares of common stock authorized for issuance pursuant to awards granted under the 1997 Plan following approval of the amendment by the shareholders at the annual meeting.

REQUIRED VOTE

      Approval of the proposed amendment and restatement of the 1997 Plan requires the affirmative vote of the majority of the votes cast (in person or by proxy) by the holders of common stock entitled to vote at the annual meeting.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION
    OF THE AMENDMENTS TO OUR COMPANY'S 1997 LONG-TERM EQUITY INCENTIVE PLAN.

      PROPOSAL 4: RATIFICATION OF AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN

      Our board of directors has adopted amendments to our company's Employee Stock Purchase Plan (the "ESPP"). As further described below, the primary purposes of these amendments, which are adopted in the form of a restatement of the ESPP, are to increase the number of shares of common stock available for issuance and to allow for immediate eligibility for new employees. These amendments are separately explained below. The descriptions and explanations are qualified in their entirety by reference to the full text of the amended and restated ESPP, which is attached hereto as Appendix C.

EXPLANATION OF CHANGES

      The material terms of the changes effected by the amendment and restatement of the ESPP are as follows:

      Increase in Shares. The ESPP currently provides for the issuance of options to purchase up to 375,000 shares of common stock, of which 238,109 shares have been issued to date. The amendment adopted by the board of directors provides for an additional 375,000 shares of common stock available for issuance, which results in an aggregate of 750,000 shares.(2) Without this increase in the number of available shares, the shares under the ESPP would be quickly depleted. Our board of directors believes that the ESPP is an essential part of our company's compensation program and provides meaningful incentives to a broad base of employees to contribute to the company's growth and financial performance. The ESPP has been a useful tool in achieving the company's business development goals by helping to attract and retain highly qualified employees. The company believes that continuation of the ESPP is necessary in the current economic environment to attract and retain qualified individuals.

      Eligibility for Participation. The amendment also eliminates the three month employment requirement for eligibility to participate in the ESPP. Without this amendment, individuals who are employed in the last three months of a calendar year are required to wait until the next calendar year to begin participating in the ESPP. We believe that eliminating this waiting period adds a valuable incentive to encourage quality individuals to accept employment with our company. As Province continues to grow through acquisitions of additional health care facilities, the change also permits employees of hospitals acquired at the end of a year to participate in the plan in the following calendar year.

GENERAL DESCRIPTION OF THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

      The following summary of the material provisions of the ESPP is qualified in its entirety by reference to the text of the plan, as amended and restated to reflect the proposed amendments.

      The ESPP is administered by our compensation committee and was designed to comply with Rule 16b-3 under the Exchange Act ("Rule 16b-3") and section 423 of the Internal Revenue Code.

      The ESPP grants to all eligible employees an option to purchase shares of common stock at a discount to fair market value and is intended to qualify as an employee stock purchase plan under section 423 of the Internal Revenue Code of 1986 (the "Code"). As of March 31, 2002, approximately 4,900

----------
(2) All share numbers in this discussion are unadjusted for the proposed 3-for-2 stock split to be distributed in the form of a 50% stock dividend on April 30, 2002. The ESPP provides that upon completion of the stock split the compensation committee has the authority to adjust the number of shares reserved for issuance in the event of a stock split or stock dividend. As adjusted, and assuming ratification of the amendment to the ESPP at the annual meeting, the total number of shares reserved for issuance under the ESPP would be 1,125,000 shares.

employees were eligible to participate in the ESPP. The ESPP is administered by our compensation committee, and no member of the compensation committee is eligible to participate in the ESPP.

      All employees are eligible to participate in the ESPP, except: (i) employees who are regularly scheduled to work less than 20 hours per week, (ii) employees who are regularly scheduled to work fewer than five months during the year or (iii) employees who own 5% or more of the voting power or the value of all classes of our company's capital stock.

      On the first business day of each calendar year (the "Grant Date"), each eligible employee is granted an option to purchase shares of common stock on the next following December 31 (the "Exercise Date"). The purchase price of the common stock under the option is 85% of the fair market value of the common stock on either the Grant Date or the Exercise Date, whichever is lower. This right to purchase common stock is limited to the lesser of: (i) the number of shares that may be purchased with 10% of the eligible employee's compensation during the year or (ii) $25,000 per calendar year, based on the fair market value of the common stock on each Grant Date. In order to exercise the option granted under the ESPP, an employee must authorize us to deduct a portion of the employee's regular pay or otherwise deliver a cash payment to our company. On each Exercise Date, the funds collected are used to purchase shares of common stock for each participating employee. Options that are not exercised by participating employees terminate on the Exercise Date.

      In general, an employee's right to participate in the ESPP expires immediately on termination of employment. At that time, all payroll amounts that have been withheld and have not yet been used to purchase common stock since the previous Exercise Date are refunded to the employee without interest. If an employee is terminated by reason of death, disability or retirement, however, the employee (or the personal representative of his estate) may elect instead for amounts previously withheld to be used to purchase common stock at the next Exercise Date.

FEDERAL INCOME TAX CONSEQUENCES

      Generally, neither the grant nor the exercise of the options under the ESPP will result in taxable income to a participating employee or a tax deduction for our company if the common stock purchased under the ESPP is held for at least two years after the Grant Date and one year after the Exercise Date. When the employee sells the common stock after satisfying this holding period, the employee will recognize ordinary income equal to the fair market value of the common stock at the time of sale, or, if less, the fair market value at the Grant Date, minus the price paid to purchase the common stock. Any additional gain or loss realized by the employee on the disposition of common stock will be subject to capital gains tax treatment. The employee's tax basis for calculating capital gains will consist of the purchase price paid to acquire the common stock plus the amount of ordinary income recognized on the disposition. Reduced capital gains rates apply if the common stock is held for at least 5 years.

      An employee who disposes of the common stock before the holding periods (described above) are satisfied will have engaged in a "disqualifying disposition" and will recognize ordinary compensation income on the difference between the price paid for the common stock and its fair market value at the time of purchase. The employee's basis in the common stock after a disqualifying disposition is its fair market value at the time of exercise. The employee also will be subject to tax on capital gain, if any, upon the sale of the common stock on the amount realized in excess of the basis.

      Generally, the company is entitled to a tax deduction upon the occurrence of a disqualifying disposition for the amount of ordinary income recognized by the employee.

REGISTRATION UNDER THE SECURITIES ACT OF 1933

      We have filed a registration statement on Form S-8 to register the shares of common stock issuable under the ESPP. We intend to amend the registration statement to register the additional shares of common stock authorized for issuance under the ESPP following approval of the ESPP by the shareholders at the annual meeting.

REQUIRED VOTE

      Ratification of the proposed amendments to the Employee Stock Purchase Plan requires the affirmative vote of the majority of the votes cast (in person or by proxy) by the holders of common stock entitled to vote at the annual meeting.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE AMENDMENTS TO OUR COMPANY'S EMPLOYEE STOCK PURCHASE PLAN.

            PROPOSAL 5: APPROVAL OF AMENDMENT TO AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

REASONS FOR AMENDMENT

      We are seeking shareholder approval to amend our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock. Our Amended and Restated Certificate of Incorporation currently authorizes the issuance of 50,000,000 shares of common stock, par value $.01 per share, and 100,000 shares of preferred stock, par value $.01. The proposed amendment would increase the number of authorized shares of our common stock from 50,000,000 to 150,000,000 shares.


         On April 9, 2002, our board of directors declared a 3-for-2 stock split to be distributed in the form of a 50% stock dividend on April 30, 2002. Upon completion of the stock split, we will have approximately 47.6 million shares issued and outstanding. In addition, we currently have 4,151,178 shares of common stock reserved for issuance upon the conversion of our 4-1/2% Convertible Subordinated Notes due 2005, which would be adjusted to 6,226,767 shares as a result of the proposed stock split, and 3,781,440 shares of common stock reserved for issuance upon the conversion of our 4-1/4% Convertible Subordinated Notes due 2008, which would be adjusted to 5,672,160 shares as a result of the proposed stock split. As set forth in Proposal 3 to this proxy statement, our board of directors has amended and restated our company's 1997 Long-Term Equity Incentive Plan (the "1997 Plan"), subject to shareholder ratification, to increase the number of shares of our common stock that are available for issuance under the 1997 Plan by 3,000,000 shares, which would be adjusted to 4,500,000 shares as a result of the proposed stock split. There are currently 3,803,866 shares subject to options granted and outstanding under the 1997 Plan, which could be adjusted, at the option of our board's compensation committee, to 5,705,799 shares as a result of the proposed stock split. As set forth in Proposal 4 to this proxy statement, our board of directors has adopted an amendment to our company's Employee Stock Purchase Plan ("ESPP"), subject to shareholder ratification, to increase the number of shares of our common stock that are available for issuance under the ESPP by 375,000 shares, which would be adjusted to 450,000 shares as a result of the proposed stock split.

      Furthermore, we anticipate that we may require additional shares of common stock to continue our acquisition strategy and to permit future equity financings. Historically, we have purchased or leased individual hospital facilities for cash, although from time to time we have considered, and may in the future consider, financing hospital acquisitions by issuing shares of our common stock. In certain circumstances, it may be economically advantageous to our company to pay all or a portion of the purchase price for an acquisition with stock. In addition, we may in the future find it necessary, or to our advantage, to issue shares of common stock or securities convertible into shares of common stock in order to raise additional capital to finance operations, acquisitions or to repay indebtedness. On April 19, 2002, we filed a shelf registration statement with the Securities and Exchange Commission providing for the offer, from time to time, of debt securities or common stock, up to an aggregate of $300,000,000. The registration statement would permit us to issue various types of debt securities, including securities that are convertible into shares of common stock. We currently have no plans or arrangements to issue any shares of common stock or securities convertible into or exercisable for common stock in connection with any acquisition, exchange, merger, consolidation or similar transaction.

      It is for the foregoing reasons that our board of directors believes this amendment is in the best interests of our company and recommends that you consider and approve an amendment to our Amended and Restated Certificate of Incorporation providing for the increase in authorized shares.


AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

      On April 9, 2002, our board of directors approved an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock to 150,000,000 shares. The foregoing is intended to be a description of the principal features of the amendment and is qualified in its entirety by reference to the complete text of the Certificate of Amendment to our Amended and Restated Certificate of Incorporation, a copy of which is attached hereto as Appendix D and will be available for inspection at our annual meeting.

REQUIRED VOTE

      Our company's Amended and Restated Certificate of Incorporation and Delaware law require shareholder approval of any amendment to our Amended and Restated Certificate of Incorporation. We must receive the affirmative vote of a majority of the holders of shares of common stock entitled to vote at the annual meeting.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION
   OF THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

                               EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

      The following table sets forth certain information concerning our executive officers as of April 12, 2002.

NAME                         AGE                           POSITION
----                         ---                           --------
Martin S. Rash               47     Chief Executive Officer and Chairman of the Board
John M. Rutledge             44     President and Chief Operating Officer
Stephen M. Ray               53     Senior Executive Vice President, Finance and Chief Financial Officer
James Thomas Anderson        48     Senior Vice President of Acquisitions and Development
Howard T. Wall, III          43     Senior Vice President, General Counsel and Secretary
Brenda B. Rector             54     Vice President and Controller

      Biographical information about Messrs. Rash, Rutledge and Ray can be found on pages 2 and 3 of this proxy statement.

      Mr. Anderson has served as Senior Vice President of Acquisitions and Development of our company since January 1998. From January 1994 to January 1998, Mr. Anderson served as a Vice President and Regional Director of Community Health Systems, Inc.

      Mr. Wall has served as Senior Vice President and General Counsel of our company since September 1997 and has served as Secretary since March 1998. From 1990 to September 1997, Mr. Wall was a member of Waller Lansden Dortch & Davis, PLLC, a law firm based in Nashville, Tennessee, where he chaired the health care group.

      Ms. Rector has served as Vice President and Controller of our company since October 1996. From October 1990 to October 1996, Ms. Rector served as a partner in Ernst & Young LLP's health care industry practice.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      The following table sets forth information with respect to ownership of our common stock as of April 1, 2002, by:

      - each person known by us to be the beneficial owner of more than 5% of our company's common stock;

      -     each of our directors;


      - each of our executive officers named in the summary compensation table on page 20; and


      -     all of our directors and executive officers as a group.

      To our knowledge, unless otherwise indicated, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned. We are unaware of any person, other than those listed below, who beneficially owns more than 5% of the outstanding shares of common stock. Under Securities and Exchange Commission rules, the number of shares shown as beneficially owned includes shares of common stock subject to options that currently are exercisable or will be exercisable within 60 days of April 1, 2002. Shares of common stock subject to options that are currently exercisable or will be exercisable within 60 days of April 1, 2002 are considered to be outstanding for the purpose of determining the percentage of the shares held by a holder, but not for the purpose of computing the percentage held by others.


      All computations are based on 31,728,563 shares of common stock outstanding on April 1, 2002. On April 9, 2002, our board of directors declared a 3-for-2 stock split to be distributed as a 50% stock dividend on April 30, 2002 to shareholders of record as of April 20, 2002. Share numbers in the table below have not been adjusted to reflect the stock split.



                     Name of                              Number of Shares        Percent of Common Stock
 Beneficial Owner, Executive Officer or Director         Beneficially Owned         Beneficially Owned
 -----------------------------------------------         ------------------         ------------------
Putnam Investments, LLC(1)
     One Post Office Square
     Boston, MA 02109............................             2,352,500                    7.41%
Credit Suisse Asset Management, Inc.(2)
     466 Lexington Avenue
     New York, NY  10017.........................             1,910,322                    6.02
 American Century Investment Management, Inc.(3)
     4500 Main Street
     P.O. Box 418210
     Kansas City, MO  64140-9210.................             1,749,600                    5.51
Martin S. Rash(4)(12)............................               635,799                    1.99
John M. Rutledge(5)(12)..........................               418,506                    1.30
Stephen M. Ray(12)...............................                     0                     *
Joseph P. Nolan(6)(12)...........................                23,604                     *
Richard D. Gore(7)
     1711 Old Hillsboro Road
     Franklin, TN 37069..........................                     0                     *
James T. Anderson(8)(12).........................               135,384                     *
Howard T. Wall, III(9)(12).......................               113,995                     *
Winfield C. Dunn(10)(12).........................                29,029                     *
David L. Steffy(11)(12) .........................               135,384                     *

                     Name of                              Number of Shares        Percent of Common Stock
 Beneficial Owner, Executive Officer or Director         Beneficially Owned         Beneficially Owned
 -----------------------------------------------         ------------------         ------------------
Paul J. Feldstein (12)(13)......................                  4,999                     *
David R. Klock (12).............................                      0                     *
All executive officers and directors as a group
     (12 persons)(14)............................             1,531,869                    4.68

----------
* Less than 1%
(1) The number of shares listed as beneficially owned by Putnam Investments, Inc. includes shares held by certain of its affiliates. Information is as of December 31, 2001, and is derived from a Schedule 13G/A filed with the Securities and Exchange Commission on February 15, 2002.
(2) The number of shares listed as beneficially owned by Credit Suisse Asset Management, Inc. includes shares held by certain of its affiliates. Information is as of June 30, 2001 and is derived from a Schedule 13G filed by Credit Suisse Asset Management, Inc. on July 12, 2001.
(3) The number of shares listed as beneficially owned by American Century Investment Management, Inc. includes shares held by certain of its affiliates. Information is as of December 31, 2001 and is derived from a
      Schedule 13G filed by American Century Investment Management, Inc. on February 8, 2002.
(4) Includes 392,544 shares owned directly by Mr. Rash and options to purchase 243,255 shares granted under the 1997 stock option plan.
(5) Includes 3,057 shares owned directly by Mr. Rutledge and options to purchase 415,449 shares granted under the 1997 stock option plan.
(6) Includes options to purchase 23,604 shares under the 1997 stock option plan.
(7) Mr. Gore resigned as director and Chief Financial Officer of our company effective August 15, 2001.
(8) Includes 2,784 shares owned directly by Mr. Anderson and options to purchase 125,558 shares granted under the 1997 stock option plan.
(9) Includes 5,102 shares owned directly by Mr. Wall and options to purchase 108,893 shares granted under the 1997 stock option plan.
(10) Includes options to purchase 29,029 shares under the 1997 stock option plan.
(11) Includes 92,500 shares owned directly by Mr. Steffy and options to purchase 42,884 shares granted under the 1997 stock option plan.

(12) The address of each of Messrs. Rash, Rutledge, Ray, Anderson, Steffy, Dunn, Wall, Nolan, Feldstein and Klock is 105 Westwood Place, Suite 400, Brentwood, TN 37027.

(13) Includes options to purchase 4,999 shares under the 1997 stock option plan.
(14) Includes options to purchase 1,025,210 shares granted under the 1997 stock option plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors, executive officers and persons who own more than 10% of our common stock file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. The Securities and Exchange Commission rules also require these officers, directors and shareholders to furnish us with copies of all Section 16(a) reports they file. In the event that these reports are not filed timely, we are required to report in our proxy statement the failure to file the reports during 2001.

      Based solely upon review of the reports furnished to us and written representations that no other reports were required, we believe that the reporting persons have complied with the filing requirements during 2001, except that Professor Feldstein was required to file a Form 3 regarding his appointment as director within ten days of such appointment. Professor Feldstein was appointed on May 23, 2001 and filed his Form 3 on September 5, 2001.

                             EXECUTIVE COMPENSATION

      The following table summarizes the compensation paid by our company for each of the years ended December 31, 1999, 2000 and 2001 to our Chief Executive Officer and our four other most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                   Long-Term
                                                Annual Compensation (1)           Compensation
                                            ------------------------------         Securities           All Other
Name and Principal Position       Year      Salary            Annual Bonus    Underlying Options(7)    Compensation
---------------------------       ----      ------            ------------    ---------------------    ------------
Martin S. Rash (2)                2001      $589,584                $0               108,421              $25,226
 Chairman of the Board and        2000       462,758                 0               132,716              167,483
 Chief Executive Officer          1999       324,006                 0                59,788               19,666


Richard D. Gore (3)               2001      $237,746                $0                55,713              $12,495
 Vice Chairman of the             2000       371,423                 0               113,548              108,746
 Board and Chief Financial        1999       273,006                 0                50,335               19,693
 Officer


John M. Rutledge (4)              2001      $490,002                $0               172,131              $20,100
 President,                       2000       371,254                 0               106,477               16,688
 Chief Operating Officer          1999       271,254                 0                44,150               13,411
  and Director


James T. Anderson (5)             2001      $303,669           $17,500                90,795              $15,185
 Senior Vice President            2000       286,799            72,500                50,194               16,479
 of  Acquisitions and             1999       259,377           275,000                33,104               21,526
 Development


Howard T. Wall, III (6)           2001      $282,375                $0                64,467              $13,871
 Senior Vice President,           2000       267,250                 0                90,685               13,568
 General Counsel and              1999       234,000                 0                36,726               12,293
 Secretary

----------
(1) The perquisites and personal benefits paid to each of the Named Executive Officers was less than $50,000 or 10% of the total salary and bonus reported for the Named Executive Officers, and, therefore, the amount of such other annual compensation is not reported.

(2)   All other compensation for 2001 included contributions by our company of:
      $5,100 under a 401(k) plan; $17,688 under a supplemental deferred compensation plan; $1,988 for disability insurance; and $450 for group life insurance in excess of $50,000. All other compensation for 2000 included contributions by our company of: $5,250 under a 401(k) plan; $13,883 under a supplemental deferred compensation plan; $740 for life insurance; $3,954 for disability insurance; $400 for group life insurance over $50,000; and $143,256 in note forgiveness. All other compensation for 1999 included contributions by our company of: $4,800 under a 401(k) plan; $9,771 under a supplemental deferred compensation plan; $740 for life insurance; $3,932 for disability insurance; and $423 for group life insurance in excess of $50,000.

(3) Mr. Gore resigned effective August 15, 2001. All other compensation for 2001 included contributions by our company of: $5,100 under a 401(k) plan; $7,132 under a supplemental deferred compensation plan; and $263 for group life insurance in excess of $50,000. All other compensation for 2000 included contributions by our company of: $5,250 under a 401(k) plan; $11,143 under a supplemental deferred compensation plan; $5,957 for disability insurance; $450 for group life insurance over $50,000; and $85,946 in note forgiveness. All other compensation for 1999 included contributions by our company of: $4,800 under a 401(k) plan; $8,241 under a supplemental deferred compensation plan; $5,957 for disability insurance; and $695 for group life insurance in excess of $50,000.

(4) All other compensation for 2001 included contributions by our company of $5,100 under a 401(k) plan; $14,700 under a supplemental deferred compensation plan; and $300 for group life insurance in excess of $50,000. All other compensation for 2000 included contributions by our company of:
      $5,250 under a 401(k) plan; $11,138 under a supplemental deferred compensation plan; and $300 for group life insurance in excess of $50,000. All other compensation for 1999 included contributions by our company of:
      $4,800 under a 401(k) plan; $8,188 under a supplemental deferred compensation plan; and $423 for group life insurance in excess of $50,000.

(5) Mr. Anderson's annual bonus, unlike the other named executive officers' annual bonuses, is based exclusively on completed acquisitions. All other compensation for 2001 included contributions by our company of $5,100 under a 401(k) plan; $9,635 under a supplemental deferred compensation plan; and $450 for group life insurance in excess of $50,000. All other compensation for 2000 included contributions by our company of: $5,250 under a 401(k) plan; $10,779 under a supplemental deferred compensation plan; and $450 for group life insurance in excess of $50,000. All other compensation for 1999 included contributions by our company of: $4,800 under a 401(k) plan; $16,031 under a supplemental deferred compensation plan; and $695 for group life insurance in excess of $50,000.

(6) All other compensation for 2001 included contributions by our company of $5,100 under a 401(k) plan; $8,471 under a supplemental deferred compensation plan; and $300 for group life insurance in excess of $50,000. All other compensation for 2000 included contributions by our company of:
      $5,250 under a 401(k) plan; $8,018 under a supplemental deferred compensation plan; and $300 for group life insurance in excess of $50,000. All other compensation for 1999 included contributions by our company of:
      $4,800 under a 401(k) plan; $7,071 under a supplemental deferred compensation plan; and $422 for group life insurance in excess of $50,000.


(7) Share numbers do not reflect the recently declared 3-for-2 stock split to be distributed as a 50% stock dividend on April 30, 2002.


STOCK OPTION GRANTS IN LAST FISCAL YEAR


      The following table sets forth certain information regarding grants of stock options under our 1997 stock option plan made to the executive officers listed in the summary compensation table during the year ended December 31, 2001. No stock appreciation rights have been granted under our 1997 stock option plan. Share numbers in the table below do not reflect the recently declared 3-for-2 stock split to be distributed as a 50% stock dividend on April 30, 2002.


                                                                                            POTENTIAL REALIZABLE VALUE AT
                          NUMBER OF       PERCENT OF                                         ASSUMED ANNUAL RATES OF STOCK
                          SECURITIES     TOTAL OPTIONS                                      PRICE APPRECIATION FOR OPTION
                          UNDERLYING      GRANTED TO       EXERCISE                                   TERM (2)
                           OPTIONS       EMPLOYEES IN      PRICE PER                        ------------------------------
       NAME                GRANTED       FISCAL YEAR       SHARE(1)    EXPIRATION DATE           5%               10%
-------------------      ------------    -------------   -----------   -----------------    -------------   --------------
Martin S. Rash              69,414           3.8%          $25.063     February 22, 2011      $1,094,150      $2,772,790
                            39,007           2.2            24.600     May 15, 2011              603,470       1,529,311

Richard D. Gore             55,713           3.1%          $25.063     February 22, 2011        $878,148      $2,225,398

John M. Rutledge            55,688           3.1%          $25.063     February 22, 2011        $877,753      $2,224,400
                            82,137           4.5            25.000     May 4, 2011             1,291,388       3,272,631
                            34,306           1.9            24.600     May 15, 2011              530,742       1,345,003

James T. Anderson           34,416           1.9%          $25.063     February 22, 2011        $542,465      $1,374,712
                            24,379           1.3            24.600     May 15, 2011              377,163         955,805
                            32,000           1.8            28.500     October 29, 2011          573,552       1,453,493

Howard T. Wall, III         40,088           2.2%          $25.063     February 22, 2011        $631,867      $1,601,274
                            24,379           1.3            24.600     May 15, 2011              377,163         955,805

----------
(1) Based upon the fair market value of our common stock on the date of grant of options, as determined by our board of directors.
(2) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance provided to any of the executive officers set forth above or any other holder of our company's securities that the actual stock price appreciation over the term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants made to the above executive officers.

OPTION EXERCISES AND YEAR-END VALUES


      The following table provides certain information with respect to the Named Executive Officers concerning the exercise of options during 2001 and with respect to unexercised options at December 31, 2001. Share numbers in the table below do not reflect the recently declared 3-for-2 stock split to be distributed as a 50% stock dividend on April 30, 2002.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                 Number of Securities            Value of Unexercised
                                                                Underlying Unexercised         In-the-Money Options at
                                                             Options at December 31, 2001        December 31, 2001(1)
                        Shares Acquired                      ----------------------------    ----------------------------
      Name                on Exercise      Value Realized    Exercisable    Unexercisable    Exercisable    Unexercisable
      ----                -----------      --------------    -----------    -------------    -----------    -------------
Martin S. Rash                 -                  -            194,374         106,551        $2,667,708      $1,342,948
Richard D. Gore             160,942          $2,921,619              -               -                 -               -
John M. Rutledge               -                  -            300,235         190,208         5,868,875       1,986,222
James T. Anderson             7,262             205,197         69,971         147,514           873,757       1,901,914
Howard T. Wall, III          13,000             313,042         79,021          79,449           900,345       1,098,134

----------
(1) Based upon the closing price of the common stock of $30.86 per share as reported on the Nasdaq National Market on December 31, 2001, less the exercise price of the options.

EMPLOYMENT AGREEMENTS

      Our company entered into a Senior Management Agreement with Mr. Rash effective as of December 17, 1996. Mr. Rash is our company's Chief Executive Officer and currently receives an annual base salary determined by our board of directors, which is subject to adjustment by the compensation committee. Mr. Rash's annual base salary may not be less than $250,000. He will be eligible to receive a bonus each year of up to fifty percent (50%) of his annual base salary for such year, based on the achievement of certain operational and financial objectives. His employment period continues until his resignation, disability, or death, or until our board of directors determines that termination of his employment is in our company's interests. In the event that our company terminates Mr. Rash without cause or as a result of death or disability, we have agreed to pay him an amount equal to twice his annual base salary; provided that such severance payments cease upon acceptance of employment with an entity that owns and operates rural hospitals. Mr. Rash has agreed not to compete with our company until the earlier of: (i) termination of his employment for a period of two years and (ii) the consummation of a sale of our company. In addition, Mr. Rash has agreed not to solicit our employees following the termination of his employment for a period of two years.

SEVERANCE AGREEMENTS

      Our company entered into executive severance agreements with each of our executive officers, effective October 18, 1999, except with respect to Mr. Ray, whose agreement became effective on January 1, 2002. Each of Messrs. Rash, Rutledge, Ray, Anderson and Wall and Ms. Rector have entered into such an agreement. The agreements for Messrs. Rash, Rutledge, Ray, Anderson and Wall provide benefits to such executive officers upon:

      -     termination by our company without cause;

      -     termination by the executive officer with cause; and

      -     termination following a change in control.

In the event that we terminate any of these executive officers without cause or he terminates his employment with us for cause, he will receive an amount equal to 200% of his annual base compensation determined by reference to his base salary in effect at the time of termination. Should the executive officer be terminated within 24 months after a change in control, he will receive:

      - an amount equal to 200% of his annual base compensation determined by reference to his base salary in effect at the time of change in control;

      - an amount equal to 200% of the highest annual bonus that he would be eligible to receive during the fiscal year ending during which the change in control occurs; and

      - continued insurance coverage and fringe benefits for 24 months following the change in control.

      Our company also entered into a similar executive severance agreement with Ms. Rector, effective October 18, 1999, which provides different benefits under the three circumstances previously mentioned. In the event that we terminate Ms. Rector without cause or she terminates her employment with cause, she will receive an amount equal to her annual base compensation determined by reference to her base salary in effect at the time of termination. Should Ms. Rector be terminated within 24 months after a change in control she will receive:

      - an amount equal to her annual base compensation determined by reference to her base salary in effect at the time of change in control;

      - an amount equal to her highest annual bonus that she would be eligible to receive during the fiscal year ending during which the change in control occurs; and

      - continued insurance coverage and fringe benefits for 24 months following the change in control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      No executive officer of our company served as a member of the compensation committee or as a director of any other entity whose executive officer serves as a director of our company.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION


      This report is submitted by the members of the 2001 compensation committee pursuant to the rules adopted by the Securities and Exchange Commission which require disclosure with respect to compensation policies applicable to our company's executive officers, and with respect to the basis for the compensation of Martin S. Rash as our Chief Executive Officer. Generally, the compensation committee is responsible for establishing and administering our company's executive compensation policies and programs within the framework and strategy approved by the board of directors.

Compensation Strategy

      Our company has developed and implemented a compensation strategy designed to improve its ability to attract, retain, and motivate superior executive talent. The foundation of this strategy is a belief that executive and shareholder interests should be aligned through the extensive use of variable compensation opportunities, including both annual and long-term incentives. To this end, our company targets base salaries at the median market level based on comparable positions in comparable organizations, and relies primarily on annual and long-term incentives to provide total compensation opportunities at the 75th percentile market level. This highly-leveraged compensation mix is consistent with other growth companies, and allows for executive compensation levels to move in tandem with changes in shareholder value over time.

Compensation Program

      Our company currently has three primary components to its executive compensation program: Base Salary. Our company believes that base salary ranges should reflect the competitive employment market at the 50th percentile (median) for comparable positions in comparable organizations. The company establishes individual base salary levels in accordance with these guidelines, with potential adjustments to reflect any unique roles and responsibilities and/or the performance of the individual. We determine annual increases to base salary by assessing each executive's annual performance, while taking into consideration the salary budget for our company. For the year ended December 31, 2001, aggregate base salaries paid to the six executive officers of our company increased from $1,932,488 to $2,085,378, representing an average annual increase in compensation of 8.0% per officer. In connection with the elevation of Mr. Rutledge to the office of President of our company in May 2001, we increased his base salary from $375,000 to $500,000, representing a 32.0% increase. Also in connection with this appointment, Mr. Rutledge was granted options to purchase 82,137 shares of common stock under our Long-Term Equity Incentive Plan.


      Annual Incentives. Our company believes that incentive compensation programs should be designed to provide superior pay for superior performance. Accordingly, the company targets total cash compensation levels (base salary plus annual incentives) at the 75th percentile of the competitive market when superior performance is achieved. With respect to the other executive officers named in the summary compensation table on page 20, their bonuses are based on various other factors, including budgeted earnings and growth targets for our entire company as set in the beginning of each year by the compensation committee.

      Target award opportunities for our company's officers under the 2001 annual incentive compensation plan range from 50% to 100% of their respective base salary levels. Actual incentive awards earned under the program can be higher or lower than targeted levels based on actual net income performance at the end of the year relative to budgeted net income performance at the beginning of the year.


      Our Company's annual incentive plan has historically been self-funded.
As such, award payments to participants are made in cash only if the performance level achieved is 100% of target. The Compensation Committee has determined that in certain instances, financial performance below target is deemed to be worthy of reward. Therefore, the annual incentive plan is structured such that award payments for achieved performance of 90%-99% of target can be made using our Company's stock options. Because these options are intended to be granted in lieu of a cash bonus, they are immediately exercisable. The exercise price of each option is set at the fair market value of our stock on the date of grant. Each option awarded under the plan in years 2001-2003 (for performance in 2000-2002) will have a standard value of $5.00 per option. In other words, for every $5.00 of cash bonus forgone, a participant will receive a stock option to purchase one share of common stock. This value is based on historical Black-Scholes percentages and the average trading price during 2000 (the year that preceded the adoption of this methodology). The standard value of options awarded in future three-year periods may differ depending upon the performance of our stock, and various other factors. For performance during the fiscal year ended December 31, 2001, the Compensation Committee granted options to purchase 693,203 shares of Province common stock under our Long-Term Equity Incentive Plan, which, based on the above valuation, were intended to replace 100% of the cash bonuses to which corporate employees would have been entitled if a cash bonus had been paid.


      Long-Term Incentives. Our company believes that the interests of our executives should be aligned with the interests of shareholders through the use of equity-based compensation. Accordingly, the company makes periodic grants of stock options to key executives in order to align compensation opportunities with the creation of shareholder value. During the year ended December 31, 2001, Messrs. Rash, Gore, Rutledge, Anderson and Wall received option grants of 108,421, 55,713, 172,131, 90,795 and 64,467 shares, respectively, under our
Long-Term Equity Incentive Plan, a portion of which were granted in lieu of cash bonuses for performance during the fiscal year ended December 31, 2000 as described above. This represents approximately 27% of total options granted to all employees during the year ended December 31, 2001.

      We will determine stock option grant levels in 2002 using the Black-Scholes Option Pricing Model and base them on targeting total direct compensation, which is the total cash compensation plus long-term incentives, opportunities at the 75th percentile market levels for comparable organizations.

CEO Compensation in 2001

      The compensation program for our Chief Executive Officer falls within the general compensation strategy, framework, and guidelines established for all our executive officers, with specific compensation levels and award opportunities established by the compensation committee and approved by our board of directors.

      For the year ended December 31, 2001, Mr. Rash's base salary was set at $600,000, representing a 29.6% increase over his base salary for 2000. This base salary level is believed to be competitive at the 50th percentile for chief executive officers in his competitive market, based on the review of published survey sources and peer company data, and reflective of our company's performance.

      For the year ended December 31, 2001, Mr. Rash, like all the other executive officers of our company named in the summary compensation table on page 20 did not receive an annual cash bonus. He did, however, receive option grants in lieu of a cash bonus, as described above.


Internal Revenue Code Section 162(m)

      The committee believes that all compensation paid to officers of our company during the year ended December 31, 2001 qualified for deductibility under Section 162(m) of the Internal Revenue Code.

                                                 COMPENSATION COMMITTEE

                                                 Winfield C. Dunn, Chairman
                                                 David L. Steffy

                          COMPARATIVE PERFORMANCE GRAPH

      Rules promulgated by the Securities and Exchange Commission require that we include in this proxy statement a line graph that compares the yearly percentage change in cumulative total shareholder return on our company's common stock with (a) the performance of a broad equity market indicator, the CRSP Index for Nasdaq Stock Market (U.S. Companies) (the "Broad Index") and (b) the performance of a published industry index or peer group index, the CRSP Index for hospital companies (SIC 8060-8069) (U.S. Companies) (the "Industry Index"). The following graph compares the yearly percentage change in the return on our common stock since February 11, 1998, the date on which our company's common stock first began trading on the Nasdaq National Market, with the cumulative total return on the Broad Index and the Industry Index. The graph assumes the investment of $100 in our common stock on February 11, 1998, the investment of $100 in the Broad Index and the Industry Index on February 11, 1998, and that with respect to each hypothetical investment, all dividends were reinvested.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDING DECEMBER 31, 2001


               [COMPARISON OF CUMULATIVE TOTAL RETURN LINE GRAPH]


                                     LEGEND

Symbol                CRSP Total Returns Index for:                 02/1998     12/1998    12/1999     12/2000    12/2001
------                ----------------------------                  -------     -------    -------     -------    -------
[SQUARE BULLET]       Province Healthcare Company                    100.0       181.6       96.2       299.1      234.4
[TRIANGLE BULLET]     Nasdaq Stock Market (US Companies)             100.0       129.3      233.6       144.7      114.8
[STAR BULLET]         NYSE/AMEX/NASDAQ Stocks (SIC 8060-8069 US      100.0        91.8       90.0       158.1      155.7
                      Companies) Hospitals

NOTES:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D.    The index level for all series was set to $100.0 on 02/11/1998.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

REGISTRATION AGREEMENT

      In connection with the recapitalization, the stockholders of Brim, Inc. at such time, which we refer to as the original stockholders, entered into a registration agreement with Brim, Inc. The registration agreement provides for certain demand registration rights to the original stockholders and to subsequent holders of the common stock acquired by the original stockholders in connection with the recapitalization. The demand registration rights commence from and after the 180th day after the closing of our initial public offering of securities. The holders of a majority of the registrable securities held by the original stockholders, and their permitted transferees, other than Leeway & Co., are entitled to request two long-form registrations in which we pay all registration expenses and an unlimited number of short-form registrations in which we pay all registration expenses. Such holders also are entitled to request an unlimited number of long-form registrations in which holders of registrable securities pay their pro-rata share of registration expenses. The holders of a majority of the registrable securities held by Leeway & Co., and their permitted transferees, are entitled to request one long-form registration in which we pay all registration expenses and an unlimited number of long-form registrations in which the holders of registrable securities pay their share of registration expenses. We may postpone a demand registration for up to one year under certain circumstances, and we are not required to effect a demand registration within one year of a previous registration in which holders of registrable securities participated without reduction of the number of their included shares.

      The registration agreement also provides that, subject to certain limitations, the original stockholders, and their permitted transferees, may request inclusion of their shares in a registration of securities by us, other than pursuant to the initial public offering of our common stock or a demand registration. We must bear the expenses incurred in connection with the exercise of such piggyback registration rights.

                               GENERAL INFORMATION

SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

      We must receive shareholder proposals intended to be presented at the 2003 annual meeting of shareholders at our principal executive offices at 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027 no later than December 23, 2002, in order for the proposals to be included in the proxy statement and form of proxy for that meeting.

      The deadline for delivering your notice of a shareholder proposal, other than a proposal to be included in the proxy statement, for the 2003 annual meeting of shareholders will be March 7, 2003, pursuant to Rule 14a-4 under the Securities Exchange Act of 1934. The persons named as proxies in the proxy statement may exercise discretionary voting authority with respect to any matter that is not submitted to us by such date.

COUNTING OF VOTES

      All matters specified in this proxy statement that are to be voted on at the annual meeting will be by written ballot. We will appoint inspectors of election to, among other things:

      - determine the number of shares outstanding, the shares represented at the annual meeting, the existence of a quorum and the authenticity, validity and effect of proxies;

      -     receive votes of ballots;

      - hear and determine all challenges and questions in any way arising in connection with the right to vote; and

      -     count and tabulate all votes and to determine the result.

      Each item presented in this proxy statement to be voted on at the annual meeting must be approved by the affirmative vote of the holders of the number of shares described under each such item. The inspectors of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast."

      Inspectors of election will treat shares referred to as "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has indicated physically on the proxy that it does not have discretionary authority to vote, inspectors of election will treat those shares as not present and not entitled to vote with respect to that matter, even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters.

MISCELLANEOUS

      We will bear the cost of printing, mailing and other expenses in connection with this solicitation of proxies and will reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses in forwarding this proxy material to the beneficial owners of such shares. Certain of our directors, officers and employees may, without any additional compensation, solicit proxies in person or by telephone.

      Management is not aware of any matters other than those described above that may be presented for action at the meeting. With respect to other matters that properly come before the annual meeting, we intend that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies, subject to the direction of our board of directors.

      We are enclosing a copy of our 2001 annual report to shareholders along with this proxy statement.

      TO OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AVAILABLE TO SHAREHOLDERS FREE OF CHARGE, PLEASE WRITE: MERILYN H. HERBERT, VICE PRESIDENT, INVESTOR RELATIONS, PROVINCE HEALTHCARE COMPANY, 105 WESTWOOD PLACE, SUITE 400, BRENTWOOD, TENNESSEE 37027.


                                          By order of the board of directors,
                                          Howard T. Wall, III, Esq.
                                          Senior Vice President, General Counsel
                                          and Secretary


April 26, 2002

                                                                      APPENDIX A


                                     CHARTER
                                     OF THE
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                       OF
                           PROVINCE HEALTHCARE COMPANY



                               ARTICLE I. PURPOSE

      The primary function of the Audit Committee is to assist the Board of Directors of Province Healthcare Company (the "Company") in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting and legal compliance; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's finance, accounting and legal policies, procedures and practices at all levels.

      The Audit Committee will have the authority to conduct any investigation appropriate to fulfilling its responsibilities contained in this Charter, and it will have the authority to communicate directly with the independent auditors as well as any employee of the Company. The Audit Committee will have the authority to retain, at the Company's expense, special accounting, legal or other consultants or experts it deems necessary in the performance of its duties.

      The Audit Committee is not responsible for preparing the financial statements, implementing or monitoring the effectiveness of internal controls or auditing the financial statements. Management of the Company has the responsibility for preparing the financial statements and implementing internal controls, and the independent auditors have the responsibility for auditing the financial statements. The review of the Company's quarterly and annual financial statements by the Audit Committee is not performed at the same in-depth level as the review and audit performed by the independent auditors.

                             ARTICLE II. COMPOSITION

      Each Audit Committee member shall meet the independence and financial literacy requirements of the Nasdaq Stock Market. The Audit Committee shall be comprised of no less than three directors, the exact number to be determined by the Board of Directors.

INDEPENDENCE REQUIREMENTS

      Each member of the Audit Committee must be an independent director, and be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. The independence of an Audit Committee member is determined according to the following definitions and rules of the Nasdaq Stock Market:

      An "Independent" director means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered Independent:

      (a) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

      (b) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

      (c) a director who is a member of the "Immediate Family" of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. "Immediate Family" includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

      (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

      (e) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

      Notwithstanding the requirements of subparagraphs (a) through (e) above, one director who is not Independent as defined above, and is not a current employee or a member of the Immediate Family of such employee, may be appointed to the Audit Committee, if the Board of Directors, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its shareholders, and the Board of Directors discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

FINANCIAL LITERACY REQUIREMENTS


      Each member of the Audit Committee must have a working familiarity with basic finance and accounting practices determined in accordance with the financial literacy definitions and rules of the Nasdaq Stock Market.


      Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, or undertake to become able to do so within a reasonable period of time after his or her appointment or election to the Audit Committee.

      Each member of the Audit Committee acknowledges that the Company has certified to the Nasdaq Stock Market that it has, and will continue to have, at least one member of the Audit Committee that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      Audit Committee members may enhance their familiarity with finance and accounting by participating in seminars, conferences, roundtables and other educational programs conducted by the Company or an outside organization.

ELECTION PROCEDURE

      The members of the Audit Committee will be elected by the Board of Directors at its annual meeting to serve until the next annual meeting or until their successors are duly elected and qualified. Unless a Chair of the Audit Committee is elected by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

                              ARTICLE III. MEETINGS

      The Audit Committee will meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, and more frequently if circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the Chief Financial Officer and Controller, and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or any of these persons believe should be discussed privately. In addition, the Audit Committee, or at least its Chair, should communicate with the independent auditors and management quarterly to review the Company's financial statements and significant findings consistent with Article IV.3 below. These meetings may be in conjunction with the regular meetings of the Audit Committee or otherwise. Meetings may be held in person or by telephone.

                     ARTICLE IV. RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties the Audit Committee will:

DOCUMENTS/REPORTS PREPARATION AND REVIEW

1. Advise the Board of Directors of the Company as to whether the Audit Committee recommends that the Company's audited financial statements be included in its Annual Report on Form 10-K for filing with the Securities and Exchange Commission ("SEC"). As the basis for this determination, the Audit Committee will, prior to the filing of the Company's Form 10-K:

      - Review and discuss with management the annual audited financial statements of the Company;

      - Discuss those matters communicated by the independent auditors to the Audit Committee as required by Statement of Auditing Standards No. 61 ("SAS 61") as well as the results of the audit;

      - Ensure the receipt of the written disclosures and the letter from the independent auditors regarding the auditors' independence as required by Independent Standards Board Statement No. 1 ("ISB 1"), as such may be modified or supplemented, and discuss with the independent auditors the auditors' independence; and

      - Review any significant disagreements among management and the independent auditors in connection with the preparation of the annual audited financial statements. This review should also include discussion with management and the independent auditors of significant issues regarding accounting policies, practices and judgments.

2. Review and discuss with management the interim financial statements of the Company to be included in each of the Company's quarterly reports on Form 10-Q to be filed with the SEC.

      Discuss any significant changes to the Company's accounting policies and any matters described in SAS 61 that have been identified by the independent auditors or management in connection with the independent auditors' review of the Company's interim financial statements as required by Statement of Auditing Standards No. 71 ("SAS 71") and that are required to be communicated pursuant to SAS 71. Review any significant disagreements among management and the independent auditors in connection with the preparation of the interim financial statements. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

3. Prepare annually, consulting with the Company's legal counsel, a report of the Audit Committee to shareholders as required by the SEC to be included in the Company's annual proxy statement. At a minimum, this report must state whether the Audit Committee has:

      - Reviewed and discussed the audited financial statements with management;
      - Discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;
      - Received the written disclosures and the letter from the independent auditors regarding the auditors' independence as required by ISB 1, as it may be modified or supplemented, and has discussed with the independent auditors the auditors' independence; and
      - Based on the review and discussions noted above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the preceding fiscal year for filing with the SEC.

4. Cooperate with management, the Board of Directors and the Company's legal counsel with respect to any required certifications to the Nasdaq Stock Market as to compliance with Nasdaq's membership requirements and Audit Committee obligations.

INDEPENDENT AUDITORS

5. Recommend to the Board of Directors annually the selection of the independent auditors, who are ultimately accountable to the Board of Directors through the Audit Committee. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors.

6. Consider the independence and effectiveness of the independent auditors, and approve the fees and other compensation to be paid to the auditors.

7. On an annual basis, ensure the receipt of, and review and discuss with the independent auditors all significant relationships included in, the report of the independent auditors to the Audit Committee, as required under ISB 1, to determine if these relationships may impair the independent auditors' independence. In response to this report, review the independence and performance of the independent auditors.

8. Consider whether the provision of any non-audit services by the independent auditors (those services not related to the audit of the annual financial statements or the review of the interim financial statements included in the Company's Form 10-Qs for such year) is compatible with maintaining the auditors' independence.

9. Periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Company's financial statements.

FINANCIAL REPORTING PROCESS

10. Review and discuss with management and the independent auditors, the integrity of the Company's financial reporting processes, both internal and external.

11. Review and discuss with management and the independent auditors the Company's critical accounting policies, the auditors' judgments about the quality of the Company's accounting policies, and any significant changes to the Company's accounting policies and practices suggested by the independent auditors and management.

12. Review and discuss with management and the independent auditors the Company's internal controls regarding finance, accounting and legal compliance. The Audit Committee may request an annual written report from management on the effectiveness of such internal controls.

13. Review and discuss with management and the independent auditors: (a) any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company; and (b) any transactions or courses of dealing with parties related to the Company which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Company's financial position.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

14. Review and reassess the adequacy of this Charter periodically as conditions dictate. If the Audit Committee determines that this Charter needs amendment, it will submit its proposals for amendments to the Board of Directors for approval.

15. Review and discuss with the management, the Company's legal counsel and the Compliance Committee of the Board of Directors, pending legal proceedings or investigations, compliance issues and other contingent liabilities that could have a significant impact on the Company's financial statements.

16. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                                                      APPENDIX B


                           PROVINCE HEALTHCARE COMPANY
                      1997 LONG-TERM EQUITY INCENTIVE PLAN

                As amended and restated effective January 1, 2002

                                    RECITALS

      WHEREAS, Province Healthcare Company established the Province Healthcare Company 1997 Long-Term Equity Incentive Plan, effective March 3, 1997, by action of its board of directors and the Plan was subsequently approved by its shareholders; and

      WHEREAS, the Company has from time to time amended the Plan for various purposes and now desires to amend and restate the Plan to (i) increase the number of shares subject to the Plan, (ii) clarify certain defined terms and provisions used in Plan administration, (iii) consistent with administrative practice, restrict the methods of payment of the exercise price of an option that are acceptable to the Company, (iv) increase the number of shares that may be awarded to an individual in a calendar year, and (v) eliminate the use of stock appreciation rights, reload options and performance awards;

      NOW, THEREFORE, by action of the Board of Directors as permitted under
Section 14 of the Plan, the text of the Plan is hereby amended and restated in its entirety to read as follows:

1.    Purpose.

      This plan shall be known as the Province Healthcare Company Amended and Restated 1997 Long-Term Equity Incentive Plan (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of Province Healthcare Company and its Subsidiaries by (i) providing certain directors, officers and key employees of, and certain other key individuals who perform services for, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility. Grants of incentive or nonqualified stock options, restricted stock, or any combination of the foregoing may be made under the Plan.

2.    Definitions.

      (a) "Board of Directors" and "Board" mean the board of directors of the Company.

      (b)   "Cause" means the occurrence of one of the following events:

            (i) Conviction of a felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary; or

            (ii) Conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise; or

            (iii) Willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company; or

            (iv) Breach of duty of loyalty to the Company or a Subsidiary or other act of fraud or dishonesty with respect to the Company or a Subsidiary.

      (c) "Change in Control" means the occurrence of one of the following events:

            (i) if any "person" or "group" as those terms are used in Sections 13(d) and 14(d) of the Exchange Act, other than an Exempt Person, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

            (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company's stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

            (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company's chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

            (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets, other than a sale to an Exempt Person.

      (d)   "Code" means the Internal Revenue Code of 1986, as amended.

      (e) "Committee" means the Compensation Committee of the Board, or if no such committee of the Board exists, means the Board. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 under the Exchange Act and Section 162(m) of the Code.

      (f) "Common Stock" means the Common Stock, without par value, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

      (g) "Company" means Province Healthcare Company, a Delaware corporation, or any corporate successor thereto as contemplated by Section 13.

      (h) "Competition" is deemed to occur if a person whose employment with the Company or its Subsidiaries has terminated obtains a position as a full-time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 5% of, a corporation, partnership, firm or other entity that engages in any of the businesses of the Company or any Subsidiary with which the person was involved in a management role at any time during his or her last five years of employment with or other service for the Company or any Subsidiaries.

      (i) "Disability" means an individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

      (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (k) "Exempt Person" means (i) Golder, Thoma, Cressey, Rauner Inc., (ii) any person, entity or group under the control of any party included in clause
(i), or (iii) any employee benefit plan of the Company or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company.

      (l) "Fair Market Value" of a share of Common Stock of the Company means the applicable description below (unless, where appropriate, the Committee determines in good faith the fair market value of the Stock to be otherwise):

            (i) If the Stock is traded on a trading exchange (e.g., the New York Stock Exchange) or is reported on the Nasdaq National Market System or another Nasdaq automated quotation system or the OTC Bulletin Board System, Fair Market Value shall be determined by reference to the price of the Stock on such exchange or system with respect to the date for which Fair Market Value is being determined.

            (ii) If the Stock is not traded on a recognized exchange or automated trading system, Fair Market Value shall be the value determined in good faith by the Committee or the Board.

      (m) "Incentive Stock Option" means an option conforming to the requirements of Section 422 of the Code and any successor thereto.

      (n) "Non-Employee Director" has the meaning given to such term in Rule 16b-3 under the Exchange Act.

      (o) "Nonqualified Stock Option" means any stock option other than an Incentive Stock Option.

      (p) "Other Company Securities" mean securities of the Company other than Common Stock, which may include, without limitation, unbundled stock units or components thereof, debentures, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

      (q) "Retirement" means retirement as defined under any Company pension plan or retirement program or termination of one's employment on retirement with the approval of the Committee.

      (r) "Subsidiary" means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

3.    Administration.

      The Plan shall be administered by the Committee; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term "Committee" shall be deemed to mean the Board for all purposes herein. The Committee shall consist of at least two directors. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) interpret the Plan and grants made thereunder, (iv) make any adjustments necessary or desirable in connection with grants made under the Plan to eligible participants located outside the United States and (v) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate. Decisions of the Committee on all matters relating to the Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person's own willful misconduct or as expressly provided by statute.

      The expenses of the Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any award under the Plan, and rights to the payment of such awards shall be no greater than the rights of the Company's general creditors.

4.    Shares Available for the Plan.

      An aggregate of 5,413,524 shares of Common Stock (the "Shares") were authorized for issuance under the Plan prior to this amendment and restatement. On the effective date of this amendment and restatement, an additional 3,000,000 Shares are authorized for issuance under the Plan; provided, however, that only 600,000 of such Shares may be utilized for awards of Restricted Stock or for Nonqualified Options with an exercise price that is discounted from the Fair Market Value of Common Stock on the date of grant. Such Shares may be in whole or in part authorized and unissued, or shares which are held by the Company as treasury shares. If any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, such unpurchased or forfeited Shares shall thereafter be available for further grants under the Plan. In any one calendar year, the Committee shall not grant an award to any one participant to acquired a number of shares of Common Stock in excess of 841,352. The number of shares of Common Stock referenced in this paragraph are subject to adjustment as provided in Section 13.

      Without limiting the generality of the foregoing provisions of this
Section 4 or the generality of the provisions of Sections 3, 6 or 15 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the options) for new options containing terms (including exercise prices) more (or less) favorable than the outstanding options.

5.    Participation.

      Participation in the Plan shall be limited to those directors (including Non-Employee Directors), officers (including non-employee officers) and key employees of, and other key individuals performing services for, the Company and its Subsidiaries selected by the Committee (including participants located outside the United States). Nothing in the Plan or in any grant thereunder shall confer any right on a participant to continue in the employ of or the performance of services for the Company or shall interfere in any way with the right of the Company to terminate the employment or performance of services of a participant at any time. By accepting any award under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

      Incentive Stock Options, Nonqualified Stock Options, restricted stock awards, or any combination thereof, may be granted to such persons and for such number of Shares as the Committee shall determine (such individuals to whom grants are made being sometimes herein called "optionees" or "grantees," as the case may be). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A grant of any type made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further grant of that or any other type to such participant in that year or subsequent years.

6.    Incentive and Nonqualified Options.

      The Committee may from time to time grant to eligible participants Incentive Stock Options, Nonqualified Stock Options, or any combination thereof; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its subsidiaries (as defined for this purpose in Section 424(f) of the Code). The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

      It is the Company's intent that Nonqualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such nonqualification, the stock option represented thereby shall be regarded as a Nonqualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan's requirements for Nonqualified Stock Options.

      (a) Price. The price per Share deliverable upon the exercise of each option ("exercise price") shall be established by the Committee, except that in the case of the grant of any Incentive Stock Option, the exercise price may not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, and in the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code.

      (b) Payment. Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in the form of cash (including cashiers check or wire transfer), (ii) by delivery of eligible shares of Common Stock, as defined below, ("Eligible Shares") (iii) with the assistance of a broker (reasonably acceptable to the Committee) through a credit transaction involving Shares to be acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, or (iv) by any combination of the foregoing. Payment of the exercise price shall include payment of tax withholdings, as described in
Section 8, in cash unless the Company consents to alternative arrangements for withholdings.

      For purposes of this Section 6(b), Common Stock shares are Eligible Shares if they have been held by the grantee free of any risk of forfeiture to the Company for at least six months or, upon approval by the Committee, were acquired as an investment by the grantee through a purchase on the open market. Eligible Shares shall be delivered to the Company either by (A) physical delivery of the certificate(s) for all such Eligible Shares tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (B) direction to the grantee's broker to transfer, by book entry, such Eligible Shares from a brokerage account of the grantee to a brokerage account specified by the Company, or (c) upon approval by the Committee, constructive delivery of Eligible Shares to the Company (e.g. written attestation of share ownership). No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

      (c) Terms of Options. The term during which each option may be exercised shall be determined by the Committee, but, except as otherwise provided herein, in no event shall an option be exercisable in whole or in part, in the case of a Nonqualified Stock Option or an Incentive Stock Option

(other than as described below), more than ten years from the date it is granted or, in the case of an Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, if required by the Code, more than five years from the date it is granted. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Unless otherwise provided herein or in the terms of the related grant, an optionee may exercise an option only if he or she is, and has continuously since the date the option was granted, been a director, officer or employee of or performed other services for the Company or a Subsidiary. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

      (d) Limitations on Grants. If required by the Code, the aggregate Fair Market Value (determined as of the grant date) of Shares for which an Incentive Stock Option is exercisable for the first time during any calendar year under all equity incentive plans of the Company and its subsidiaries (as defined in Section 422 of the Code) may not exceed $100,000.

      (e)   Termination; Change in Control.

            (i) If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary due to death or Disability, all of the participant's options shall become fully vested and exercisable and shall remain so for a period of one year from the date of such death or Disability, but in no event after the expiration date of the options.

            (ii) If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary upon the occurrence of his or her Retirement, (A) all of the participant's options that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of up to three years after the date of Retirement, but in no event after the expiration date of the options; provided that the participant does not engage in Competition during such three-year period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant's options that were not exercisable on the date of Retirement shall be forfeited immediately upon such Retirement. Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant shall terminate three months after the date of termination of employment.

            (iii) If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, all of the participant's options shall be forfeited immediately upon such cessation, whether or not then exercisable.

            (iv) Unless otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) all of the participant's options that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of three months after the date of such cessation, but in no event after the expiration date of the options; provided that the participant does not engage in Competition during such three month period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant's options that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

            (v) If there is a Change in Control of the Company, all of the participant's options shall become fully vested and exercisable immediately prior to such Change in Control and shall remain so until the expiration date of the options.

7.    Restricted Stock.

      The Committee may at any time and from time to time grant Shares of restricted stock under the Plan to such participants and in such amounts as it determines. Each grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions (which shall be at least six months except as otherwise provided in the third paragraph of this
Section 7), and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

      The participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such other amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended) within ten days of the date of grant, unless such Shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under the Plan will be held in escrow by the Company on the participant's behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant's restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

      Except as otherwise provided by the Committee, immediately prior to a Change in Control or at such time as a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries due to death, Disability or Retirement during any period of restriction, all restrictions on Shares granted to such participant shall lapse. At such time as a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or its Subsidiaries for any other reason, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

8.    Withholding Taxes.

      (a) Participant Election. Unless otherwise determined by the Committee, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an option or deliverable upon grant or vesting of restricted stock, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option or the delivery of restricted stock upon grant or vesting, as the case may be. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver shares of Common Stock (or have shares of Common Stock withheld) pursuant to this Section 8(a), only a whole number of shares of Common Stock may be delivered or withheld in payment of the exercise price of options.

      (b) Company Requirement. The Company may require, as a condition to any grant or exercise under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 8(a) or this Section 8(b), of any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or any delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or to the delivery of Shares under the Plan, or to retain or sell without notice a sufficient number of the Shares to be issued to such grantee to cover any such taxes, the payment of which has not otherwise been provided for in accordance with the terms of the Plan.

9.    Written Agreement; Vesting.

      Each employee to whom a grant is made under the Plan shall enter into a written agreement with the Company that shall contain such provisions, including without limitation vesting requirements, consistent with the provisions of the Plan, as may be approved by the Committee. Unless the Committee determines otherwise and except as otherwise provided in Sections 6 and 7 in connection with a Change of Control or certain occurrences of termination, no grant under this Plan may be exercised, and no restrictions relating thereto may lapse, within six months of the date such grant is made.

10.   Transferability.

      Unless the Committee determines otherwise, no option or restricted stock granted under the Plan shall be transferable by a participant otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. Unless the Committee determines otherwise, an option may be exercised only by the optionee or his guardian or legal representative; provided that Incentive Stock Options may be exercised by such guardian or legal representative only if permitted by the Code and any regulations promulgated thereunder.

11.   Listing, Registration and Qualification.

      If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option or restricted stock grant is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option may be exercised in whole or in part and no Shares may be issued unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

      It is the intent of the Company that the Plan comply in all respects with
Section 162(m) of the Code, that awards made hereunder comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Section 162(m), such provision shall be deemed null and void to the extent required to permit the Plan to comply with Section 162(m), as the case may be.

12.   Transfer of Employee.

      The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

13.   Adjustments.

      In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property reserved for issuance under the Plan, in the number and kind of Shares or other property covered by grants previously made under the Plan, and in the exercise price of outstanding options. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur all of the Company's obligations regarding options and restricted stock that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing corporation or canceled in exchange for property (including cash).

      Without limitation of the foregoing, in connection with any transaction of the type specified by clause (iii) of the definition of a Change in Control in
Section 2(c), the Committee may, in its discretion, (i) cancel any or all outstanding options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their options had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the option holders pursuant to such transaction if their options had been fully exercised immediately prior thereto would be less than the aggregate exercise price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee's discretion.

14.   Termination and Modification of the Plan.

      The Board of Directors or the Committee, without approval of the stockholders, may modify or terminate the Plan, except that no modification shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any listing requirement of the principal stock exchange on which the Common Stock is then listed.

15.   Substitution of Awards under the Plan.

      The Committee may grant awards in substitution for stock awards, stock options, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction to which section 424(a) of the Code applies.

16.   Commencement Date; Termination Date.

      The Plan was previously adopted by the Board effective March 3, 1997 and was approved by the shareholders of the Company, and is hereby amended and restated effective January 1, 2002. The Plan shall be terminated on the date specified in a resolution adopted by the Board to terminate the Plan. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any grant of options or other incentives theretofore granted under the Plan. Incentive Stock Option awards shall not be made with respect to the shares of Stock specified in
Section 4 more than ten years after the earlier of the adoption of the Plan by the Board or the date that the Plan is approved by shareholders. If the number of shares specified in Section 4 is increased by an amendment to this Plan, Incentive Stock Options may be awarded with respect to such increased shares for a period of ten years after the earlier of the date that the amendment to the Plan is adopted by the Board or the date that the amendment is approved by shareholders in a manner that satisfies Treasury Regulation section

1.422-5. Incentive Stock Options granted before such dates shall remain valid in accordance with their terms.

17.   Governing Law.

      The corporate laws of the Company's jurisdiction of incorporation shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Plan shall be governed by the internal laws of the State of Tennessee, without giving effect to any choice of law provisions.

      IN WITNESS WHEREOF, the undersigned officer has executed this amendment and restatement of the Plan on this the _____ day of ___________, 2002, and certifies that this amendment and restatement of the Plan was duly approved and adopted by action of the Board of Directors of the Company taken on March 13, 2002.


                                          PROVINCE HEALTHCARE COMPANY



                                          By:___________________________________

                                          Its:__________________________________

                                                                      APPENDIX C


                           PROVINCE HEALTHCARE COMPANY
                          EMPLOYEE STOCK PURCHASE PLAN

                                    PREAMBLE

      WHEREAS, Province Healthcare Company (the "Company") adopted the Province Healthcare Company Employee Stock Purchase Plan (the "Plan") for the benefit of its eligible employees and eligible employees of its subsidiaries, effective March 24, 1998 in order to provide an opportunity for eligible employees to share in the growth and prosperity of the Company and its subsidiaries through acquisition of shares of the Company's common stock;

      WHEREAS, the Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986 and comply with Rule 16b-3 under the Securities Exchange Act of 1934;

      WHEREAS, the Company last amended the Plan effective December 28, 2001, and

      WHEREAS, the Company now desires to amend and restate the Plan to increase the number of shares of Stock subject to grant under the Plan, and to permit immediate participation in the Plan for employees who are otherwise eligible on the date the option is granted each year;

      NOW, THEREFORE, the Plan is amended and restated, effective January 1, 2002 as follows:

                                   ARTICLE I.
                                 PURPOSE OF PLAN

      The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in the ownership of the Company's common stock by present and future employees of the Company and its Affiliates.

                                   ARTICLE II.
                                  DEFINITIONS.

      2.1   Affiliate A business entity that is:

      (a) controlled by the Company and is (i) a "parent corporation," as defined in section 424(e) of the Code, (ii) a "subsidiary corporation," as defined in section 424(f) of the Code, or (iii) a limited liability company or other entity whose employees are deemed to be employed by a "parent corporation" or "subsidiary corporation" because either (1) such entity is disregarded pursuant to Treasury Regulation Section 301.7701-2(a) or (2) such entity has elected to be taxed as a corporation under federal tax procedures; and

      (b)   designated to be an Affiliate by the Company pursuant to Section
            5.3.

      2.2 Agreement. An agreement between a Participant and the Company or an Affiliate through which the Participant elects to exercise the Options granted to him hereunder and authorizes payment of the Option exercise price.

      2.3   Board. The board of directors of the Company.

      2.4   Code. The Internal Revenue Code of 1986, as amended.

      2.5 Committee. The committee designated by the Board as the "compensation committee" or is otherwise designated by the Board to administer the Plan.

      2.6   Company. Province Healthcare Company and its successors and assigns.

      2.7 Compensation. An employee's annual rate of compensation earned from employment with the Company or one of its Affiliates, including regular earnings, overtime, bonuses, commissions, amounts elected under a salary reduction agreement pursuant to a plan described in section 125 of the Code or a deferred compensation plan, and amounts excluded from taxable income under section 402(g) of the Code.

      2.8 Eligible Employee. An employee of the Company or an Affiliate, except for the following:

      (a)   An employee whose customary employment is 20 hours or less per week.

      (b) An employee whose customary employment is for five months or less in a calendar year.

      (c) An employee who would own more than 5% of the total combined voting power of all classes of stock of the Company or an Affiliate at the time such employee would be granted an Option. For the purpose of determining if an employee owns more than 5% of such stock, he shall be deemed to own (i) any stock owned (directly or indirectly) by or for his brothers and sisters (whether by whole or half blood), spouse, ancestors or lineal descendants, (ii) any stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary in proportion to his interest in such corporation, partnership, estate or trust, and (iii) any stock the individual may purchase under an outstanding stock option.

      2.9   Exchange Act. The Securities Exchange Act of 1934, as amended.

      2.10  Exercise Date. The last day of an Exercise Period.

      2.11 Exercise Period. The period during which an Eligible Employee may elect to exercise an Option and make payment, pursuant to Article 3. The Exercise Period shall begin with each successive Grant Date and expire on the next following December 31.

      2.12 Fair Market Value. On any given date, Fair Market Value shall be the applicable description below (unless, where appropriate, the Committee determines in good faith the fair market value of the Stock to be otherwise):

      (a) If the Stock is traded on a trading exchange (e.g., the New York Stock Exchange) or is reported on the Nasdaq National Market System or another Nasdaq automated quotation system or the OTC Bulletin Board System, Fair Market Value shall be determined by reference to the price of the Stock on such exchange or system with respect to the date for which Fair Market Value is being determined.

      (b) If the Stock is not traded on a recognized exchange or automated trading system, Fair Market Value shall be the value determined in good faith by the Committee or the Board.

      2.13 Grant Date. The first business day in the month of January in each calendar year.

      2.14 Option. The right that is granted hereunder to a Participant to purchase from the Company a stated number of shares of Stock at the exercise price specified in Article III.

      2.15 Participant. An Eligible Employee who has elected to exercise an Option and participate in the Plan in accordance with Article 3.

      2.16 Payroll Account. A bookkeeping account to which is added the amounts withheld on behalf of each Participant under regular payroll deductions authorized by Participants hereunder, and reduced by amounts due to the Company to pay the exercise price of Options exercised hereunder.

      2.17  Plan. The Province Healthcare Company Employee Stock Purchase Plan.

      2.18  Stock. The common stock of the Company.

                                  ARTICLE III.
                         GRANT AND EXERCISE OF OPTIONS.

      3.1 General Conditions. On each Grant Date, each employee who is an Eligible Employee on such date shall, without further action of the Committee, be granted an Option to purchase a number of whole shares Stock that, in the aggregate, have an exercise price (described in Section 3.1(c)) that is not more than 10% of his Compensation during the Exercise Period; provided further that no Eligible Employee may be granted an Option which permits his rights to purchase Stock under the Plan and all other employee stock purchase plans (described in section 423(b) of the Code) of the Company and its Affiliates to accrue at a rate that exceeds $25,000 of Fair Market Value of such Stock (determined on the date that the Option is granted) for each calendar year in which such Option is outstanding at any time. Each Option grant is subject to the following terms and conditions:

      (a) The exercise price of each Option shall be 85% of Fair Market Value of each share of Stock that is subject to the Option, based on the Stock's Fair Market Value that is determined on the Grant Date or, if less, on the Exercise Date.

      (b) Each Option, or portion thereof, that is not exercised during an Exercise Period shall expire at the end of the Exercise Period in which the Option was granted, unless it expires sooner pursuant to
            Section 3.1(c).

      (c) Each Option that has not yet expired pursuant to Section 3.1(b) shall expire on the date that the Eligible Employee terminates employment with the Company and all of its Affiliates or revokes his election pursuant to Section 3.9; provided, however, if termination is due to the death or disability (as determined by the Committee) of the Eligible Employee, the Option will not expire unless the Participant (or his personal representative) elects to revoke his election pursuant to Section 3.9.

      (d) A right to purchase Stock which has accrued under one Option granted hereunder may not be carried over to any other Option.

      (e) Each Participant must utilize the securities brokerage firm selected by the Company or the Committee for holding shares of Stock purchased hereunder and for transacting all dispositions of such Stock. By electing to exercise an Option granted hereunder, an Eligible Employee expressly consents to the administrative arrangement established by the Company or Committee with such securities brokerage firm. This paragraph will only apply at such times that the Company or Committee has selected a securities brokerage firm for the purposes described herein.

      3.2 Right to Exercise. An Option shall be exercisable on the last day of the Exercise Period that includes the Grant Date on which the Option was granted. An Eligible Employee must exercise an Option while he is an employee of the Company or an Affiliate or within the periods that are specified herein after termination of employment.

      3.3 Method of Exercise. To exercise an Option, an Eligible Employee shall execute an Agreement in the form and manner prescribed by the Committee, and shall pay the exercise price in the manner described in Section 3.4.

      3.4 Payment of Exercise Price. An Eligible Employee who desires to exercise an Option must timely execute an Agreement in the form and manner prescribed by the Committee prior to the applicable Exercise Period. The Agreement shall provide for authorization of deductions from the Eligible Employee's regular payroll that is credited to a Payroll Account. Amounts credited to a Participant's Payroll Account shall be accumulated and reserved for payment of the exercise price of Options granted hereunder.

      (a) An Agreement to begin participation in the Plan must be executed by the Participant within the time prescribed by the Committee prior to the Exercise Period for which it is to be effective. If the Agreement is not timely executed, it shall take effect upon the next following Exercise Period. An Agreement to participate may be modified at any time prior to the applicable Exercise Period.

      (b) Except for a revocation described in Section 3.9, a Participant may not modify his election to participate in the Plan during an Exercise Period for which the election is effective. Otherwise, any modification must be made by timely providing the Committee written notice in the form prescribed by the Committee. Such modification shall be effective for the first Exercise Period administratively feasible following such written notice or, if later, the date specified in the notice.

      (c) Each Participant's election specified under an Agreement shall remain in effect (as last modified) for successive Exercise Periods until modified or revoked by the Participant in accordance with this
            Article III.

      (d) A Participant may at any time during an Exercise Period make a cash contribution to his Account that is in addition to or in lieu of payroll deductions described herein.

      3.5 Issuance of Stock. The Company shall issue whole shares of Stock to a Participant, unless the Participant timely revoked an election to exercise the Option pursuant to Section 3.9, as follows:

      (a) The Company shall determine the number of whole shares of Stock to be issued to each Participant for each Exercise Period by dividing the balance of such Participant's Payroll Account by the applicable exercise price of the Option.

      (b) The Company shall deduct from a Participant's Payroll Account the amount necessary to purchase the greatest number of whole shares of Stock that can be acquired under the applicable Option.

      (c) Any amounts remaining in the Payroll Account after deducting the exercise price for whole shares of Stock shall be refunded to the Participant as soon as administratively feasible following the Exercise Date.

      (d) A Participant who has made contributions to a Payroll Account and has revoked his election to exercise an Option under the terms of
            Section 3.9 may obtain a refund of the amounts held in his Payroll Account by requesting such payment in the time and manner specified by the Committee. A Participant who has terminated employment shall be paid any amounts remaining in his Payroll Account after the expiration of all Options hereunder.

      3.6 Nontransferability. Any Option granted under this Plan shall not be transferable except by will or by the laws of descent and distribution. Only the Participant to whom an Option is granted may exercise such Option, unless he is deceased. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation or liability of such Participant.

      3.7 Shareholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to his Option prior to the time that such Option is exercised.

      3.8 Issuance and Delivery of Shares. Shares of Stock issued pursuant to the exercise of Options hereunder shall be delivered to Participants, or to the securities brokerage firm selected by the Company or the Committee in accordance with Section 3.1(e), by the Company (or its transfer agent) as soon as administratively feasible after a Participant exercises an Option hereunder and executes any applicable shareholder agreement that the Company requires at the time of exercise.

      3.9 Revocation of Election. A Participant may revoke the election to exercise an Option by giving written notification of such revocation to the Committee in a timely manner prior to the end of the applicable Exercise Period. After revocation, the Participant may not thereafter commence participation until the following Grant Date.

                                   ARTICLE IV.
                             STOCK SUBJECT TO PLAN.

      4.1 Source of Shares. Upon the exercise of an Option, the Company shall deliver to the Participant authorized but unissued shares of Stock or shares of Stock held in treasury.

      4.2 Maximum Number of Shares. The maximum aggregate number of shares of Stock that may be issued pursuant to the exercise of Options is 750,000 subject to increases and adjustments as provided in Article 6.

      4.3 Forfeitures. If an Option is terminated, in whole or in part, the number of shares of Stock allocated to such Option or portion thereof may be reallocated to other Options to be granted under this Plan.

                                   ARTICLE V.
                           ADMINISTRATION OF THE PLAN.

      5.1 General Authority. The Plan shall be administered by the Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Option. The Company shall bear all expenses of Plan administration. The Committee or its delegate has full and absolute discretionary authority to make determinations regarding Options hereunder. Any such determinations shall be conclusive and binding on all persons. In addition to all other authority vested with the Committee under the Plan, the Committee shall have complete discretionary authority to:

      (a)   Interpret and construe all provisions of this Plan;

      (b) Prescribe the form of any Agreement and notice and manner for executing or giving the same;

      (c)   Adopt, amend, and rescind rules for Plan administration; and

      (d) Make all determinations it deems advisable for the administration of this Plan.

      5.2 Persons Subject to Section 16(b). Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are members of the Committee subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

      5.3 Designation of Affiliates. The Company may from time to time designate an entity it controls to be a participating entity in the Plan in a manner that is consistent with Treasury Regulation Section 1.423-2(c)(4). Each entity that is so designateD shall be an Affiliate for purposes of this Plan. Such designation shall be evidenced by the express inclusion of the entity as an Affiliate within Section 2.1, the intentional act of the Company or the Committee to communicate in writing the grant of Options hereunder to employees of an entity, or such other written document that is intended to evidence such designation. The Company or Committee may rescind the designation of an entity as an Affiliate by adopting a writing that is intended to evidence such rescission.

                                   ARTICLE VI.
                       ADJUSTMENT UPON CORPORATE CHANGES.

      6.1 Adjustments to Shares. The maximum number and kind of shares of stock with respect to which Options hereunder may be granted and which are the subject of outstanding Options shall be adjusted by way of increase or decrease as the Committee determines (in its sole discretion) to be appropriate, in the event that:

      (a) the Company or an Affiliate effects one or more stock dividends, stock splits, reverse stock splits, subdivisions, consolidations or other similar events;

      (b)   the Company or an Affiliate engages in a transaction to which section 424 of the Code applies; or

      (c) there occurs any other event which in the judgment of the Committee necessitates such action.

Provided, however, that if an event described in paragraph (a) or (b) occurs, the Committee shall make adjustments to the limits on Options and on the award of Options specified hereunder that are proportionate to the modifications of the Stock that are on account of such corporate changes.

      6.2 Substitution of Options on Merger or Acquisition. The Committee may grant Options in substitution for stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction to which section 424(a) of the Code applies. The terms of such substituted Options shall be determined by the Committee in its sole discretion, subject only to the limitations of Article 4.

      6.3 No Preemptive Rights. The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Options.

      6.4 Fractional Shares. Only whole shares of Stock may be acquired through the exercise of an Option. The Company will return to each Participant's Payroll Account any amount tendered in the exercise of an Option remaining after the maximum number of whole shares have been purchased.

                                  ARTICLE VII.
                          LEGAL COMPLIANCE CONDITIONS.

      7.1 General. No Option shall be exercisable, no Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all federal and state laws and regulations (including, without limitation, withholding tax requirements), federal and state securities laws and regulations and the rules of all national securities exchanges or self-regulatory organizations on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. No Option shall be exercisable, no Stock shall be issued, no certificate for shares shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from any regulatory bodies having jurisdiction over such matters.

      7.2 Stock Holding Periods. In order for tax treatment under section 421(a) of the Code to apply to Stock acquired hereunder, the Participant is generally required to hold such shares of Stock for two years after the Grant Date of an Option through which shares of Stock were acquired and for one year after the transfer of Stock to the Participant. A person holding Stock acquired hereunder who disposes of shares prior to the expiration of such holding periods shall notify the Company of such disposition in writing.

      7.3 Stock Legends. Any certificate issued to evidence shares of Stock for which an Option is exercised may bear such legends and statements as the Company or Committee may deem advisable to assure compliance with federal and state laws and regulations. Such legends and statements may include, but are not limited to, restrictions on transfer prior to the expiration of the holding periods described in Section 7.2.

      7.4 Representations by Participants. As a condition to the exercise of an Option, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares. At the option of the Company, a stop transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the stock certificate in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with the federal and state securities laws. This provision shall not obligate the Company or any Affiliate to undertake registration of options or stock hereunder.

                                  ARTICLE VIII.
                               GENERAL PROVISIONS.

      8.1 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

      8.2 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

      8.3 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

      8.4 Governing Law. The internal laws of the State of Tennessee shall apply to all matters arising under this Plan, to the extent that federal law does not apply.

      8.5 Compliance With Section 16 of the Exchange Act. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

      8.6 Amendment. The Board may amend or terminate this Plan at any time; provided, however, an amendment that would have a material adverse effect on the rights of a Participant under an outstanding Option is not valid with respect to such Option without the Participant's consent, except as necessary for Options to maintain qualification under the Code; and provided further that, to the extent that such approval is required for compliance with Rule 16b-3 of the Exchange Act, the provisions of the Plan relating to the number of shares granted to persons subject to section 16(b) of the Exchange Act, the timing of such grants and the determination of the exercise price shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. Provided further that the shareholders of the Company must, within 12 months before of after the adoption thereof, approve any amendment that increases the number of shares of Stock in the aggregate which may be issued pursuant to Options granted under the Plan.

      8.7 Effective Date of Plan. The Plan was previously adopted by the Board effective March 24, 1998 and was approved by the shareholders of the Company, and is hereby amended and restated effective January 1, 2002. All Options granted hereunder on and after January 1, 2002, shall be governed by the terms of this amended and restated Plan.

      IN WITNESS WHEREOF, the undersigned officer has executed this Plan on this the ___ day of ____________, 2002.


                                        Province Healthcare Company

                                        By:_____________________________________

                                        Its:____________________________________

                                                                      APPENDIX D


              CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

                                       OF


                         PROVINCE HEALTHCARE COMPANY

It is hereby certified that:

            1. The name of the corporation (hereinafter called the "Corporation") is Province Healthcare Company.


            2. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by striking out Section 1 of Article Four and by substituting in lieu of said Section 1 the following new section:

            "Section 1. The aggregate number of shares of stock which the Corporation has authorized to issue is 150,100,000, consisting of 100,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock") and 150,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock"). All of such shares shall be issued as fully paid and non-assessable shares, and the holder thereof shall not be liable for any further payments in respect thereof."

            3. Except as set forth hereinabove, all other provisions of the Corporation's Amended and Restated Certificate of Incorporation shall remain as set forth in the Amended and Restated Certificate of Incorporation as it now exists.

            4. The Certificate of Amendment to the Amended and Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.


            IN WITNESS WHEREOF the undersigned officer of the Corporation for the purpose of amending the Amended and Restated Certificate of Incorporation of the Corporation pursuant to the General Corporation Law of the State of Delaware, under penalties of perjury does hereby and certify that this is the act and deed of the Corporation and the facts stated herein are true, and accordingly have hereunto signed this certificate of amendment of certificate of restated certificate of incorporation this ____ day of May, 2002.





                                         PROVINCE HEALTHCARE COMPANY
                                         BY:____________________________________
                                              Martin S. Rash
                                              Chairman of the Board and Chief
                                              Executive Officer

                                   PROXY CARD

                          PROVINCE HEALTHCARE COMPANY

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

    The undersigned hereby appoints Martin S. Rash and John M. Rutledge, and either of them, as proxies, with full power of substitution and resubstitution, to vote all of the shares of common stock that the undersigned is entitled to vote at our 2002 annual meeting of shareholders, to be held on Wednesday, May 22, 2002, at 9:00 a.m. (Central Daylight Time) at The Marriott Cool Springs, 700 Cool Springs Boulevard, Franklin, Tennessee 37067, and at any adjournment thereof.

1. Election of Directors. Nominees: Martin S. Rash, John M. Rutledge, Stephen M. Ray, Joseph P. Nolan, David L. Steffy, Winfield C. Dunn, Paul J. Feldstein and David R. Klock.

             [ ]  FOR the nominees listed            [ ]  WITHHOLD AUTHORITY to vote for any individual nominees.
                  (except withheld to the contrary)       Write name of nominee(s) here:

--------------------------------------------------------------------------------

2. Proposal to ratify the appointment of Ernst & Young LLP as our company's independent auditors for the fiscal year ending December 31, 2002.

      [ ]  FOR                  [ ]  AGAINST                  [ ]  ABSTAIN

3. Proposal to ratify the amendments to our company's 1997 Long-Term Equity Incentive Plan.

      [ ]  FOR                  [ ]  AGAINST                  [ ]  ABSTAIN

4. Proposal to ratify the amendments to our company's Employee Stock Purchase Plan.

      [ ]  FOR                  [ ]  AGAINST                  [ ]  ABSTAIN

5. Proposal to amend our company's Amended and Restated Certificate of Incorporation.

      [ ]  FOR                  [ ]  AGAINST                  [ ]  ABSTAIN

                            (Continued on reverse side)

    In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

    THIS PROXY IS BEING SOLICITED BY OUR BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE PROXIES NAMED ON THE REVERSE SIDE WILL VOTE (A) FOR THE ELECTION AS DIRECTORS OF THE AFOREMENTIONED NOMINEES, (B) FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR COMPANY'S INDEPENDENT AUDITORS, (C) FOR THE RATIFICATION OF THE PROPOSED AMENDMENTS TO OUR COMPANY'S 1997 LONG-TERM EQUITY INCENTIVE PLAN, (D) FOR THE RATIFICATION OF THE PROPOSED AMENDMENTS TO OUR COMPANY'S EMPLOYEE STOCK PURCHASE PLAN, (E) FOR APPROVAL OF AN AMENDMENT TO OUR COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK, AND (F) IN ACCORDANCE WITH THE RECOMMENDATIONS OF OUR BOARD OF DIRECTORS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

                                          DATED:
                                                --------------------------------

                                          --------------------------------------
                                          SIGNATURE

                                          --------------------------------------
                                          SIGNATURE, IF HELD JOINTLY

                                          IMPORTANT:  Please sign exactly as
                                          your name or names appear on this
                                          proxy and mail promptly in the
                                          enclosed envelope. If you sign as
                                          agent or in any other capacity, please
                                          state the capacity in which you sign.

                                          [ ] I EXPECT TO ATTEND THE ANNUAL
                                          MEETING.

                                          [ ] I DO NOT EXPECT TO ATTEND THE
                                          ANNUAL MEETING.